                                                                Exhibit 10.13

                         ----------------------
                             AWARD/CONTRACT
                         ----------------------

--------------------------------------           ----------   --------------
1. THIS CONTRACT IS A RATED ORDER  -->            RATING       PAGE OF PAGES
   UNDER DPAS (15 CFR 350)    J                                 1      3
--------------------------------------           ----------   --------------

-----------------------------------
2. CONTRACT (True Inst. Ident.) NO
       E01620-97-D-0001
-----------------------------------

-----------------------------------
3. EFFECTIVE DATE

-----------------------------------

-------------------------------------------
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

-------------------------------------------

-------------------------------------------
5. ISSUED BY          CODE   GK01D
                             --------------
 Headquarters Standard Systems Group (SSG/PKZ)
 55 North Ramp Road, BLdg 820
 Maxwell AFB-Gunter Annex AL 36114-3331
 ATTN: Ms. Yulanda Andrews, (334) 416-3147
--------------------------------------------

------------------------------------------------------
6. ADMINISTERED BY (if other than item 5)  CODE S2101A
                                                ------
             DCMC Baltimore
             200 Towsontown Blvd., West
             Towson, MD 21204-5299
------------------------------------------------------

--------------------------------------------------------------------------------
7. NAME AND ADRESS OF CONTRACTOR (No., street, city, county, State and Zip Code)

   International Data Products, Corp.
   20 Firstfield Road
   Montgomery County
   Gaithersburg, MD 20878

--------------------------------------------------------------------------------
CODE  45815                      FACILITY CODE
--------------------------------------------------------------------------------


----------------------------------------
8. Delivery
   IAW SEC D, PARA 1
 / / FOB ORIGIN    / /OTHER (see below)
----------------------------------------

----------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT

   1/2% 10 CALENDAR DAYS
----------------------------------------

------------------------------        ------------------------------
10. SUBMIT INVOICES                   ITEM
(4 copies unless otherwise               IAW Sec G,
specified) TO THE ADDRESS                para 5
SHOWN IN                  -->
------------------------------        ------------------------------

------------------------------------------------
11. SHIP TO/MARK FOR            CODE

IAW Section F, para 2
------------------------------------------------

-----------------------------------------------------
12. PAYMENT WILL BE MADE BY             CODE SC1034

     DFAS Columbus Center-JSC-Capital
     Post Office Box 182263
     Columbus, OH 43218-2263
-----------------------------------------------------


-------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN
    COMPETITION:

   / / 10 U.S.C. 2304(c)(      ) / / 41 U.S.C. 253(c)(      )
-------------------------------------------------------------

-------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA

    Minimum Obligated on Delivery Order 0001
-------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.        15B. SUPPLIES/SERVICES            15C. QUANTITY     15D. UNIT     15E. UNIT PRICE     15F. AMOUNT
-------------------------------------------------------------------------------------------------------------------------

                      Delivery IAW Section B.,
                      CLINS 0001-0006

                                                                                                             Estimated
-------------------------------------------------------------------------------------------------------------------------
                                                                       15G. TOTAL AMOUNT OF CONTRACT      $729,010,929.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                 16. TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------------------
       VI           SEC                              DESCRIPTION                                                PAGE(S)
-------------------------------------------------------------------------------------------------------------------------
                                                 PART I--THE SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
       X             A          SOLICITATION/CONTRACT FORM                                                        1-2
       X             B          SUPPLIES OR SERVICES AND PRICES/COSTS                                            1-39
       X             C          DESCRIPTION/SPECS./WORK STATEMENT                                                1-19
       X             D          PACKAGING AND MARKING                                                             1-3
       X             E          INSPECTION AND ACCEPTANCE                                                         1-3
       X             F          DELIVERIES OR PERFORMANCE                                                         1-6
       X             G          CONTRACT ADMINISTRATION DATA                                                      1-9
       X             H          SPECIAL CONTRACT REQUIREMENTS                                                     1-9
-------------------------------------------------------------------------------------------------------------------------
                                               PART II--CONTRACT CLAUSES
-------------------------------------------------------------------------------------------------------------------------
       X             I          CONTRACT CLAUSES                                                                 1-18
-------------------------------------------------------------------------------------------------------------------------
                                PART III--LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-------------------------------------------------------------------------------------------------------------------------
       X             J          LIST OF ATTACHMENTS                                                                 1
-------------------------------------------------------------------------------------------------------------------------
                                       PART IV--REPRESENTATIONS AND INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------------------
       X             K          REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
                     L          INSTHS. CONDS., AND NOTICES TO OFFERORS
                     M          EVALUATION FACTORS FOR AWARD
-------------------------------------------------------------------------------------------------------------------------

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------
17. / / CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ____ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
18. /X/ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number F01620-95-R-AO51, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
----------------------------------------------------------------------------


-------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)

-------------------------------------------------------------
19B. NAME OF CONTRACTING                 19C. DATE SIGNED


BY  See Page 2 of 2
    ---------------------------------
    (Signature of person authorized
                to sign)
-------------------------------------------------------------

-------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER

-------------------------------------------------------------
20B. UNITED STATES OF AMERICA             20C. DATE SIGNED


BY  See Page 2 of 2
    ----------------------------------
    (Signature of Contracting Officer)
-------------------------------------------------------------

-------------------------------------------------------------------------------
NSN 7540-01-152-8069              26-107           STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                          Prescribed by GSA
                                                   FAR (48 CFR) 53.214(a)

                          GPO: 1985 O-461-275 (2005)

                          -----------------------------
                          SOLICITATION, OFFER AND AWARD
                          -----------------------------
------------------------------------       --------    ------------
1. THIS CONTRACT IS A RATED ORDER           RATING     PAGE
   UNDER DPAS (15 CFR 350) (See H-5) -->               1 OF 1 PAGES
---------------------------------------    --------    ------------

----------------
2. CONTRACT NO.

----------------

-------------------
3. SOLICITATION NO.
F01620-95-R-A051
-------------------

----------------------
4. TYPE OF SOLICITATION
   SEALED BID (IFB)
X  NEGOTIATED (RFP)
----------------------

---------------
5. DATE ISSUED
17 JUL 95
---------------

---------------------------
6. REQUISITION/PURCHASE NO.

---------------------------

----------------------------------------------------
7. ISSUED BY
Headquarters Standard Systems Group (HQ SSG)
Directorate of Contracting (HQ SSG/PKN)
55 North Ramp Road (Bldg 820)
Maxwell AFB-Gunter Annex AL 36114-3331
Contracting Officer: Ms Kay P. Walker (334) 416-1781
----------------------------------------------------

-----------------------------------------------------------------
8. ADDRESS OFFER TO (if other than item 7)

NOTE 1: Sequential page numbering is done by section in this RFP.
-----------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: In sealed bid solicitations, "offer" and "offeror" mean "bid" and
"bidder".
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SOLICITATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. Sealed offers in original and (See L21) copies for furnishing the supplies or services in the Schedule will be received at the place specified in item
7, or if handcarried, in the depository located in (See L19) until 3:00 P.M. CDST time on 6 SEP 95. CAUTION--LATE Submissions, Modifications, and Withdrawals of Offers-Commercial Items: See Section L, Provision
No. 252.211-7018. All offers are subject to all terms and conditions contained in this solicitation.
--------------------------------------------------------------------------------

------------------------------
10. FOR INFORMATION
    CALL:  -->

------------------------------

------------------------------
A. NAME
Capt. Chad W. Lusher
------------------------------

------------------------------------------------------
B. TELEPHONE NO (include area code) (NO COLLECT CALLS)
(334) 416-1782
------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
(3)   SEC  DESCRIPTION                                 PAGE(S)    (3)   SEC  DESCRIPTION                                 PAGE(S)
---------------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                          PART II - CONTRACT CLAUSES
---------------------------------------------------------------------------------------------------------------------------------
 X     A   SOLICITATION/CONTRACT FORM                   1          X     I   CONTRACT CLAUSES                             1-16
---------------------------------------------------------------------------------------------------------------------------------
 X     B   SUPPLIES OR SERVICES AND PRICES/COSTS        1-31         PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACH.
---------------------------------------------------------------------------------------------------------------------------------
 X     C   DESCRIPTION/SPECS./ WORK STATEMENT           1-18       X     J   LIST OF ATTACHMENTS                          1
---------------------------------------------------------------------------------------------------------------------------------
 X     D   PACKAGING AND MARKING                        1-3                 PART IV - REPRESENTATIONS AND INSTRUCTIONS
---------------------------------------------------------------------------------------------------------------------------------
 X     E   INSPECTION AND ACCEPTANCE                    1-3        X     K   REPRESENTATIONS, CERTIFICATIONS AND
---------------------------------------------------------------              OTHER STATEMENTS OF OFFERORS                 1-21
 X     F   DELIVERIES OR PERFORMANCE                    1-5
---------------------------------------------------------------------------------------------------------------------------------
 X     G   CONTRACT ADMINISTRATION DATA                 1-8        X     L   INSTRS., CONDS., AND NOTICES TO OFFERORS     1-112
---------------------------------------------------------------------------------------------------------------------------------
 X     H   SPECIAL CONTRACT REQUIREMENTS                1-8        X     M   EVALUATION FACTORS FOR AWARD                 1-11
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OFFER (Must be fully completed by offeror)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within 335 calendar days from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
--------------------------------------------------------------------------------

--------------------------------
13. DISCOUNT FOR PROMPT PAYMENT
(See DFARS 252.211-7001)
--------------------------------

------------------
10 CALENDAR DAYS
1/2%
------------------

------------------
20 CALENDAR DAYS
%
------------------

------------------
30 CALENDAR DAYS
0%
------------------

------------------
    CALENDAR DAYS
%
------------------

--------------------------------------------------------------------------------
14. ACKNOWLEDGEMENT OF AMENDMENTS
(The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated:
--------------------------------------------------------------------------------

------------------------------------------------------------------
   AMENDMENT NO.        DATE         AMENDMENT NO.        DATE
------------------------------------------------------------------
          0001         26 AUG 95            0004         16 JAN 96
------------------------------------------------------------------
          0002          5 SEP 95            0005         07 JUN 96
------------------------------------------------------------------
          0003         18 OCT 95
------------------------------------------------------------------

------------------------------------------------------------------
15A. NAME AND   CAGE CODE  45815                       FACILITY
ADDRESS OF      International Data Products Corp.
OFFEROR         20 Firstfield Road
                Montgomery County
                Gaithersburg, MD  20878
------------------------------------------------------------------

--------------------------------------
15B. TELEPHONE NO. (include area code)
301-590-8100
--------------------------------------

--------------------------------------------------------------------------------
15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS
IN SCHEDULE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print)
George Fuster, President
--------------------------------------------------------------------------------

----------------------------
17. SIGNATURE
(ILLEGIBLE)         10/22/96
----------------------------

--------------------------------------------------------------------------------
                      AWARD (To be completed by Government)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
19. ACCEPTED AS TO ITEMS NUMBERED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20. AMOUNT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
21. ACCOUNTING AND APPROPRIATIONS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
10 U.S.C. 2304 (c)(     )    41 U.S.C. 253(c)(      )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
23. SUBMIT INVOICES TO ADDRESS SHOWN IN                    ITEM
    (4 copies unless otherwise specified) -->              G-5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
24. ADMINISTERED BY (if other than item 7)
CODE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
25. PAYMENT WILL BE MADE BY
CODE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
26. NAME OF CONTRACTING OFFICER (Type or print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
27. UNITED STATES OF AMERICA

(signature of Contracting Officer)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
28. AWARD DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT -- Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
--------------------------------------------------------------------------------

____7540-01-152-8084              33-133            STANDARD FORM 33 (REV. 4-85)
(EF)
PREVIOUS EDITION NOT USABLE                          Prescribed by GSA
                                                       FAR (48 CFR) 53.214(c)

                                 III-6-1                                    BAFO
                   Proposal Submittal #1                  Date: October 23, 1996

                                                               F01620-97-D-0001
                                                               PAGE 2 OF 3

                                TRIPARTITE AGREEMENT


EFFECTIVE DATE:                                CONTRACT NUMBER:

8(a)CONTRACTOR:      International Data Products
                     20 Firstfield Road
                     Gaithersburg MD 20878


BY: /s/ George Fuster
TYPED NAME AND TITLE: George Fuster, President
DATE: October 22, 1996



SMALL BUSINESS ADMINISTRATION:



OFFICE OF MINORITY ENTERPRISE DEVELOPMENT
                                               SBA NUMBER: 0353-97-006069



BY: /s/ Martin Gold, DO(A)/WDO
TYPED NAME AND TITLE:
DATE: 12/27/96



PROCURING ACTIVITY:  HQ SSG/PKZ
                     55 North Ramp Road, Bldg. 820
                     Maxwell Air Force Base-Gunter Annex AL 36114-3331



BY: /s/ Veronica G. Alexander
TYPED NAME AND TITLE: Contracting Officer
DATE: 5 May 97

                                                        F01620-97-D-0001
                                                        PAGE 3 of 3


FAR 52.252-2 CLAUSE INCORPORATED BY REFERENCE (JUNE 1988)
-------------------------------------------------------------------------------

The following additional clauses are hereby incorporated into the contract. Where the identically numbered clause appears elsewhere in the contract, the version listed below along with the applicable completions takes precedence.

FAR REF                       CLAUSE TITLE
----------------   -------------------------------------
52.219-11          Special 8(a) Contract Conditions (FEB 1990)
                          Name of Agency:  USAF (SSG/PKZ)

52.219-12          Special 8(a) Subcontract Conditions (FEB 1990)
                          Prime Contract Number:  F01620-97-D-0001
                          Name of Agency:  USAF (SSG/PKZ)
                          Name of Subcontractor:  International Data Products

52.219-14          Limitations on Subcontracting (Jan 1991)

                                                         F01620-97-D-0001/P00009
                                                         Section B, Page 1 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS

B.1      GENERAL DESCRIPTION

         a. This is a firm fixed-price (FFP), indefinite delivery, indefinite quantity (ID/IQ) contract providing commercial computer systems and bundled support services to support general purpose applications which will satisfy portable, desktop, and server computer needs common throughout the Air Force, other Department of Defense (DoD) agencies (excluding Navy & Army), and as directed by GSA, other Federal civilian agencies. These systems are to be delivered to Air Force, DoD, and other Federal civilian agencies worldwide.
The applications include office automation functions such as word processing, data base management, spreadsheet creation/manipulation, and business graphics. This contract provides the following:

              (1) Contract Line Item Number (CLIN) 0001, purchase of portable computer systems, office automation (OA) software (SW), other software, peripherals, components, upgrades, and bundled support services as identified in Section C, the Contractor's Technical and Management proposals, and Section B, Table B-1.

              (2) CLIN 0002, purchase of desktop computer systems, office automation (OA) software (SW), other software, peripherals, components, upgrades, and bundled support services as identified in Section C, the Contractor's Technical and Management proposals, and Section B, Table B-2.

              (3) CLIN 0003, purchase of advanced desktop computer systems, office automation (OA) software (SW), other software, peripherals, components, upgrades, and bundled support services as identified in Section C, the Contractor's technical and Management proposals, and Section B, Table B-3.

              (4) CLIN 0004, purchase of advanced computer based servers, network operating system (NOS) software (SW), other software, peripherals, components, upgrades, and bundled support services as identified in Section C, the Contractor's Technical and Management proposals, and Section B, Table B-4.

              (5) CLIN 0005, purchase of portable printers; impact printers; entry level color printers; laser-quality printers; and laser-quality network printers, to include upgrades, components, and bundled support services as identified in Section C, the Contractor's Technical and Management proposals, and Section B, Table B-5.

              (6) CLIN 0006, data as identified in Section C, Sec/Para J.10, Exhibit A, Contract Data Requirements List (CDRL), and the Contractor's Technical and Management proposals.

              (7) CLIN 0007, purchase of portable computer systems, desktop computer systems, advanced desktop computer systems, advanced computer based servers, network operating system software, office automation (OA) software
(SW), other software, peripherals,

                                                         F01620-97-D-0001/P00009
                                                         Section B, Page 2 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS


components, upgrades, and bundled support services as identified in Section C and Section B, Table B-6.

         b. This contract will avoid product obsolescence and take advantage of emerging technology to satisfy user requirements through changes, additions, substitutions, upgrades, and updates as technology, standards, and procedures evolve.

B.2  CONTRACT MINIMUM/MAXIMUM

         a. In the base year of the contract, the minimum amount for award will be $100,000.00. Orders beyond the minimum will be determined by user needs.

         b. The specific services, products, and quantities will be identified on each delivery order. The exercise of an option does not re-establish the contract minimum.

         c. In accordance with the terms and conditions of the Settlement Agreement dated 8 September 1997, the total estimated quantities are hereby modified to reflect a value of $100M. The Contractor shall immediately notify the Air Force, in writing, when 80% of this estimate is reached. The Contractor shall not accept any order which would exceed the estimated quantities valued at $100M unless authorized by the Contracting Officer to do so.

         d. A maximum of $729,010,929 is established for this contract including option amounts, broken out as follows:

              1. A maximum of $729,010,929 is established for this contract for ordering by the Department of the Air Force and other Department of Defense components.

              2. A maximum of 20% is estimated for this contract for ordering by other Federal Civilian Agencies.

         d. Proposals for a single CLIN/Sub-Line Item Number (SLIN), or group thereof, and for quantities for less than those in the Price Evaluation Model (PEM) will not be accepted and will be ineligible for award. Offerors must propose on all CLINs/SLINs in Section B.

                                                         F01620-97-D-0001/P00009
                                                         Section B, Page 3 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS


B.3  THE SCHEDULE

CLIN
NO.            Supplies/Services
---            -----------------
0001           INFO CLIN
               PORTABLE SYSTEMS:
               The Contractor shall provide portable computer systems, office automation (OA) software (SW), other software, peripherals, components, upgrades, and bundled support services as
               identified in Section C, the Contractor's Technical and
               Management proposals, and Section B, Table B-1.

0002           INFO CLIN
               DESKTOP OA SYSTEM:
               The Contractor shall provide desktop computer systems, office automation (OA) software (SW), other software, peripherals, components, upgrades, and bundled support services as identified in Section C, the Contractor's Technical and Management proposals, and Section B, Table B-2.

0003           INFO CLIN
               ADVANCED DESKTOP SYSTEM:
               The Contractor shall provide advanced desktop computer systems, office automation (OA) software (SW), other software, peripherals, components, upgrades, and bundled support services as identified in Section C, the Contractor's
               Technical and Management proposals, and Section B, Table B-3

0004           INFO CLIN
               SERVER:
               The Contractor shall provide advanced computer based servers, network operating system (NOS) software (SW), other software, peripherals, compo-nents, upgrades, and bundled support services as identified in Section C, the Contractor's
               Technical and Management proposals, and Section B, Table B-4.

0005           INFO CLIN
               PRINTERS:
               The Contractor shall provide portable printers; impact printers; entry level color printers; laser-quality printers;
               and laser-quality network printers, components, upgrades, and bundled support services as identified in Section C, the Contractor's Technical and Management proposals, and Section
               B, Table B-5.



                                                         F01620-97-D-0001/P00009
                                                         Section B, Page 4 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS

CLIN
NO.            Supplies/Services
---            -----------------
0006           INFO CLIN
               DATA:
               The Contractor shall provide data as required in
               Section C, Sec/Para J.10, Exhibit A, Contract Data
               Requirements List (CDRL), and the Contractor's Technical and
               Management proposals.

0007           INFO CLIN
               PORTABLE, DESKTOP OA, ADVANCED DESKTOP SYSTEMS,
               SERVER:
               The Contractor shall provide portable computer systems, desktop computer systems, advanced desktop computer systems, advanced computer based servers, network operating system software, office automation (OA) software (SW), other software, peripherals, components, upgrades, and bundled support services as identified in Section C and Section B, Table B-6.


                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------
1001           PORTABLE SYSTEMS:                      As Req.     See Table B-1
               The Contractor shall provide             EA
               CLIN 0001 products and services
               in accordance with (IAW) delivery
               orders issued during the basic
               contract period. Ordering period
               is for 12 months beginning from
               the date of contract award.


1002           DESKTOP OA SYSTEM:                     As Req.     See Table B-2
               The Contractor shall provide              EA
               CLIN 0002 products and services
               IAW delivery orders issued during
               the basic contract period. Ordering
               period is for 12 months beginning
               from the date of contract award.

1003           ADVANCED DESKTOP SYSTEM:                As Req.    See Table B-3
               The Contractor shall provide              EA
               CLIN 0003 products and services
               IAW delivery orders issued during
               the basic contract period. Ordering
               period is for 12 months beginning
               from the date of contract award.

1004           SERVER:                                As Req.   See Table B-4
               The Contractor shall provide              EA
               CLIN 0004 products and services IAW
               delivery orders issued during the
               basic contract period. Ordering
               period is for 12 months beginning


                                                         F01620-97-D-0001/P00009
                                                         Section B, Page 5 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS

                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------

               from the date of contract award.

1005           PRINTERS:
               The Contractor shall provide           As Req.     See Table B-5
               CLIN 0005 products and services          EA
               IAW delivery orders issued during
               the basic contract period. Ordering
               period is for 12 months beginning
               from the date of contract award.

1006           DATA:
               The Contractor shall provide           As Req.          NSP
               CLIN 0006 data as required during     See Exhibit A
               the basic contract period. Ordering
               is for 12 months beginning from the
               date of contract award.

1007           PORTABLE, DESKTOP OA,                  As Req.     See Table B-6
               ADVANCED DESKTOP SYSTEMS, SERVER:        EA
               The Contractor shall provide
               CLIN 0007 products and services
               IAW delivery orders issued during
               the basic contract period. Ordering
               period is for 12 months beginning
               from the date of contract award.


                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------
2001           Option 1 CLIN PORTABLE SYSTEMS:         As Req.    See Table B-1
               If option is exercised to extend          EA
               ordering, the Contractor shall
               provide CLIN 0001 products and
               services IAW delivery orders issued
               during Option Period 1. Ordering
               period is for 12 months.

2002           Option 1 CLIN DESKTOP OA SYSTEM:        As Req.    See Table B-2
               If option is exercised to extend           EA
               ordering, the Contractor shall
               provide CLIN 0002 products and
               services IAW delivery orders
               issued during Option Period 1.
               Ordering period is for 12 months.

2003           Option 1 CLIN ADVANCED DESKTOP          As Req.     See Table B-3
                SYSTEM:                                  EA
               If option is exercised to extend
               ordering,

                                                         F01620-97-D-0001/P00009
                                                         Section B, Page 6 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS




                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------

               the Contractor shall
               provide CLIN 0003 products and
               services IAW delivery orders
               issued during Option Period 1.
               Ordering period is for 12 months.

2004           Option 1 CLIN SERVER:                   As Req.    See Table B-4
               If option is exercised to extend           EA
               ordering, the Contractor shall
               provide CLIN 0004 products and
               services IAW delivery orders
               issued during Option Period I.
               Ordering period is for 12 months.

2005           Option 1 CLIN PRINTERS:                 As Req.    See Table B-5
               If option is exercised to extend          EA
               ordering, the Contractor shall
               provide CLIN 0005 products and
               services IAW delivery orders issued
               during Option Period 1. Ordering
               period is for 12 months.

2006           Option 1 CLIN DATA:                      As Req.          NSP
               If option is exercised to extend     See Exhibit A
               ordering, the Contractor shall
               provide CLIN 0006 data as
               required during Option Period 1.
               Ordering period is for 12 months.

2007           Option 1 CLIN PORTABLE, DESKTOP         As Req.    See Table B-6
               OA, ADVANCED DESKTOP SYSTEMS,             EA
               SERVER:
               If option is exercised to extend
               ordering the Contractor shall
               provide CLIN 0007 products and
               services IAW delivery orders
               issued during Option Period 1.
               Ordering period is for 12 months.


                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------
3001           Option 2 CLIN PORTABLE SYSTEMS:        As Req.     See Table B-1
               If option is exercised to extend        EA
               ordering, the Contractor shall
               provide CLIN 0001 products and
               services IAW delivery orders
               issued during Option Period 2.
               Ordering period is for 12 months.

                                                         F01620-97-D-0001/P00009
                                                         Section B, Page 7 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS



                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------
3002           Option 2 CLIN DESKTOP OA SYSTEM:       As Req.     See Table B-2
               If option is exercised to extend         EA
               ordering, the Contractor shall
               provide CLIN 0002 products and
               services IAW delivery orders
               issued during Option Period 2.
               Ordering period is for 12 months.

3003           Option 2 CLIN ADVANCED DESKTOP         As Req.     See Table B-3
                SYSTEM:                                 EA
               If Option is exercised to
               extend ordering, the Contractor
               shall provide CLIN 0003 products
               and services IAW delivery orders
               issued during Option Period 2.
               Ordering period is for 12 months.

3004           Option 2 CLIN SERVER:                  As Req.     See Table B-4
               If option is exercised to extend         EA
               ordering, the Contractor shall
               provide CLIN 0004 products and
               services IAW delivery orders
               issued during Option Period 2.
               Ordering period is for 12 months.

3005           Option 2 CLIN PRINTERS:                As Req.          NSP
               If option is exercised to extend     See Exhibit A
               ordering, the Contractor shall
               provide CLIN 0005 products and
               services IAW delivery orders issued
               during Option Period 2. Ordering
               period is for 12 months

3006           Option 2 CLIN DATA:                     As Req.         NSP
               If option is exercised to extend     See Exhibit A
               ordering, the Contractor shall
               provide CLIN 0006 data as required
               during Option Period 2. Ordering
               period is for 12 months.

3007           Option 2 CLIN PORTABLE, DESKTOP OA,     As Req.    See Table B-6
                ADVANCED DESKTOP SYSTEMS, SERVER:        EA
               If option is exercised to extend
               ordering the Contractor shall
               provide CLIN 0007 products and
               services IAW delivery orders
               issued during Option Period 2.
               Ordering period is for 12 months.

                                                         F01620-97-D-0001/P00009
                                                         Section B, Page 8 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS

                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------
4001           Option 3 CLIN PORTABLE SYSTEMS:        As Req.     See Table B-1
               If option is exercised to extend         EA
               ordering, the Contractor shall
               provide CLIN 0001 products and
               services IAW delivery orders issued
               during Sustainment Option Period 3.
               Ordering period is for 12 months.

4002           Option 3 CLIN DESKTOP OA SYSTEM:       As Req.     See Table B-2
               If option is exercised to extend         EA
               ordering, the Contractor shall
               provide CLIN 0002 products and
               services IAW delivery orders issued
               during Sustainment Option Period 3.
               Ordering period is for 12 months.

4003           Option 3 CLIN ADVANCED DESKTOP        As Req.     See Table B-3
                SYSTEM:                                 EA
               If option is exercised to extend
               ordering, the Contractor shall
               provide CLIN 0003 products and
               services IAW delivery orders
               issued during Sustainment Option
               Period 3. Ordering period is for
               12 months.

4004           Option 3 CLIN SERVER:                  As Req.     See Table B-4
               If option is exercised to extend        EA
               ordering, the Contractor shall
               provide CLIN 0004 products and
               services IAW delivery orders
               issued during Sustainment Option
               Period 3. Ordering period is for
               12 months.

4005           Option 3 CLIN PRINTERS:                As Req.     See Table B-5
               If Option is exercised to extend         EA
               ordering, the Contractor shall
               provide CLIN 0005 products and
               services IAW delivery order
               issued during Option Period 3.
               Ordering period is for 12 months.

4006           Option 3 CLIN DATA:                    As Req.          NSP
               If option is exercised to extend     See Exhibit A
               ordering, the Contractor shall
               provide CLIN 0006 data as required
               during Sustainment Option

                                                         F01620-97-D-0001/P00009
                                                         Section B, Page 9 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS



                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------

               Period 3. Ordering period is
               for 12 months.

4007           Option 3 CLIN PORTABLE, DESKTOP        As Req.    See Table B-6
                OA, ADVANCED DESKTOP SYSTEMS,          EA
                SERVER:
               If option is exercised to extend
               ordering the Contractor shall
               provide CLIN 0007 products and
               services IAW delivery orders issued
               during Option Period 3. Ordering
               period is for 12 months.


                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------

5001            Option 4 CLIN PORTABLE SYSTEMS:       As Req.     See Table B-1
                If option is exercised to extend        EA
                ordering, the Contractor shall
                provide CLIN 0001 products and
                services IAW delivery orders
                issued during Sustainment Option
                Period 4. Ordering period is for
                12 months.

5002            Option 4 CLIN DESKTOP OA SYSTEM:      As Req.     See Table B-2
                If option is exercised to extend       EA
                ordering, the Contractor shall
                provide CLIN 0002 products and
                services IAW delivery orders issued
                during Sustainment Option Period 4.
                Ordering period is for 12 months.

5003            Option 4 CLIN ADVANCED DESKTOP        As Req.    See Table B-3
                SYSTEM:                                 EA
                If option is exercised to extend
                ordering, the Contractor shall
                provide CLIN 0003 products and
                services IAW delivery orders issued
                during Sustainment Option Period 4.
                Ordering period is for 12 months.

5004            Option 4 CLIN SERVER:                  As Req.   See Table B-4
                If option is exercised to extend        EA
                ordering, the Contractor shall
                provide CLIN 0004 products and
                services IAW delivery orders
                issued during Sustainment Option
                Period 4. Ordering period is for
                12 months.

5005            Option 4 CLIN PRINTERS:              As Req.      See Table B-5


                                                         F01620-97-D-0001/P00009
                                                        Section B, Page 10 of 46

PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND
PRICES/COSTS



                                                    Quantity       Unit Price
CLIN                                                Purchase       Total Item
NO.            Supplies/Services                      Unit           Amount
---            -----------------                    --------       ----------

                If option is exercised to              EA
                extend ordering, the Contractor
                shall provide CLIN 0005 products
                and services IAW delivery orders
                issued during Option Period 4.
                Ordering Period is for 12 months.

5006            Option 4 CLIN DATA:                   As Req.          NSP
                If option is exercised to extend    See Exhibit A
                ordering, the Contractor shall
                provide CLIN 0006 data as
                required during Sustainment Option
                Period 4. Ordering period is for
                12 months.

5007            Option 4 CLIN PORTABLE, DESKTOP        As Req.    See Table B-6
                 OA, ADVANCED DESKTOP SYSTEMS,          EA
                 SERVER:
                If option is exercised to extend
                ordering the Contractor shall
                provide CLIN 0007 products and
                services IAW delivery orders issued
                during Option Period 4. Ordering period
                is for 12 months.



B.4  THE TABLES


CLIN             DESCRIPTION               TABLE               PAGE
--------------------------------------------------------------------
0001             Portable Systems           B-1              11 of 46

0002             Desktop OA System          B-2              18 of 46

0003             Advanced Desktop System    B-3              28 of 46

0004             Server                     B-4              34 of 46

0005             Printers                   B-5              41 of 46

0006             Data                       NSP*

0007             Portable Systems,          B-6              42 of 46
                 Desktop OA System
                 Advanced Desktop System,
                 Server

-----------
*Since data is not separately priced, table is not required.


                                                                  97-D-0001
                                                    Section B Page 11 of 46

TABLE
PART I - THE SCHEDULE, SECTION B-SUPPLIED OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0001 PORTABLE SYSTEM
International Data Products


                                                                                                                    BASE YEAR
  SLIN                  OFFEROR DESCRIPTION                       OEM #                           OEM #             UNIT PRICE
------------------------------------------------------------------------------------------------------------------------------
                        Two versions of the IDP 530DC Series      Multiple OEM entries for item
                        Notebook, are available for order as      means contractor may supply
                        follows:                                  using any of OEM sources/OEM
                                                                  part #'s listed
PORTABLES
                        Features common to all IDP 530CD
                        Series Notebooks are:
                        Motherboard 530, 32-bit PCI Local Bus
                        Graphics w/1MB video display DRAM,
                        aMB RAM (on motherboard), PC Card
                        Type IV slots, 256k sync burst cache
                        Floppy Drive, 3.5"
                        CD ROM Drive 10X
                        Pointing Device, Touchpad
                        NiMH Rachargeable Battery
                        A/C Adapter, IDP 530
                        Carrying Case, Soft
                        Adapter Plug, Europe and Italy
                        Adapter Plug, Great Britain

1001AA                  Windows 95/Office 97 Portable, IDP         IDP                            530               $2,391
                        530CD Series Notebook

                        SLIN 1001AA consists of the above
                        IDP 530CD common features and the
                        following:

                        Intel Pantium CPU                          1) Intel Pentium 150MHz PGA    1)AB0502CSLM60150
                                                                   Mobile CPU, 2.9v               2)AB0503166SL239
                                                                   2) Intel Pentium 166MHz CPU

                        Display, 12.1* DSTIN                       IDP                            NOT0190

                        Additional SMB RAM (uses two memory        Smart Modular
                        slots-leaves no DIMM slots available
                        for additional RAM).16MB total system
                        memory

                        Hard Drive 1.44GB EIDE                     1)Hitachi                      1)DK224A-14
                                                                   2)Toshiba                      2)MK-1403MAV
                                                                   3)IBM                          3)DMCA-21440

                        Microsoft Client License for NT NOS        Microsoft                      2272075V40VL
                        Host

                        Microsoft Exchange Client (Email)          Microsoft                      381-00465
                        License


                           OY2            OY2 UNIT       OY3          OY3 UNIT       OY4          OYA4 UNIT
SLIN       OY1 PRICE       SLIN           PRICE          SLIN         PRICE          SLIN         PRICE
--------   ------------    ------------   ------------   ----------   ------------   --------     ----------



2001AA     $2,271          3001AA         $2,158         4001AA       $2,050         5001AA       $1,947

                                                                      97-D-0001
                                                      Section B Page 12 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002, PORTABLE SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

                  Windows 95 Operating System S/W, CD
                  ROM-based Media and Documentation          Microsoft                     SOF0342

                  InterDrive Client for Windows 95,
                  Network File Sharing for Windows 95        FTP Software                  ON-440-SITE-920

                  Office Professional 97, CD ROM-based
                  Media & Online Documentation               Microsoft                     353-00220


                  Windows NT/Office 97 Portable, IDP
1001AB            530CD Series Notebook                      IDP                           530                $2,391

                  SLIN 1001AB consists of the above
                  IDP 530CD common features and the
                  following:

                                                             1) Intel Pentium 150MHz PGA
                                                             Mobile CPU, 2.9v              1) AB0502CSLM60150
                  Intel Pentium CPU                          2) Intel Pentium 166MHz CPU   2) AB0503166SL239


                  Display, 12.1" DSTN                        IDP                           NOTO190

                  Additional 8MB RAM (uses two memory
                  slots - leaves no DIMM slots available
                  for additional RAM) 16MB total system
                  memory                                     Smart Modular                 SM532013101XSG7

                                                             1) Hitachi                    1) DK224A-14
                                                             2) Toshiba                    2) MK-1403MAV
                  Hard Drive, 1.44GB EIDE                    3) IBM                        3) DMCA-21440

                  Microsoft Client License for NT NOS
                  Host                                       Microsoft                     2272075V40VL

                  Microsoft Exchange Client (E-mail)
                  License                                    Microsoft                     381-00465

                  Windows NT Workstation 4.0 Operating
                  System S/W, CD ROM-based Media &
                  Documentation                              Microsoft                     SOF0718

                  InterDrive NT Client 2.1,
                  Network File Sharing for
                  Windows NT                                 FTP Software                  NT-440-SITE-920

                  Office Professional 97 S/W, CD ROM-
                  based Media & On-Line Documentation        Microsoft                     353-00220


                                                             Multiple OEM entries for item
                  Two versions of the IDP 573 Series         means contractor may supply
                  Modular Notebook, are available for        using any of OEM sources/OEM
                  order as follows:                          part is listed







SLIN                       OY1 UNIT    OY2     OY2 UNIT     OY3     OY3 UNIT      OY4         OY4 UNIT
               OY1 SLIM    PRICE       SLIM    Price        SLIM    PRICE         SLIM        PRICE
------         --------    --------    -----   --------     -----   ---------     -----       ---------












1001AB         2001AB       $2,271     3001AB  $2,158       4001AB  $2,050        5001AB      $1,947



                                                                      97-D-0001
                                                        Section B Page 13 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0001 PORTABLE SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

                  Features common to all IDP 573
                  Series Modular Notebooks are:
                  Motherboard 573, 64-bit PCI Local Bus
                  Graphics w/2MB video display DRAM,
                  16MB EDO RAM (on motherboard), PC
                  Card Type IV slots, 256K sync burst
                  cache

                  Floppy Drive, 3.5", Removable

                  CD ROM Drive, 20X, Removable

                  Pointing Device, Touchpad

                  NMH Rechargeable Battery

                  A/C Adapter, IDP 573

                  Carrying Case, Soft

                  Adapter Plug, Europe and Italy

                  Adapter Plug, Great Britain

1001AH            Windows 95/Office 97 Traveler's IDP        IDP                           573                $3,048
                  573 Series Modular Notebook

                  SLIN 1001AH consists of the above
                  IDP 573 common features and the
                  following:

                  Intel Pentium 166MMX CPU                   Intel                         A80503166SL239

                  Display, 12.1" Active Matrix TFT           IDP                           NOT0181

                  Additional 16MB DIMM Module (uses          1) Smart Modular              1) SM564021319ANWG6
                  one memory slot - leaves one DIMM slot     2) Advantage                  2) 1D16/N573
                  available for additional RAM). 32MB
                  total system memory

                  Hard Drive, 2 1GB EIDE                     1) Hitachi                    1) DK225A-21
                                                             2) Toshiba                    2) MK-2103MAV
                                                             3) IBM                        3) DTNA-22160

                  Microsoft Client License for NT NOS        Microsoft                     2272075V40VL
                  Host

                  Microsoft Exchange Client (Email)          Microsoft                     381-00465
                  License

                  Windows 95 Operating System S/W, CD        Microsoft                     SOF0342
                  ROM-based Media and Documentation

                  InterDrive Client for Windows 95,          FTP Software                  ON-440-SITE-920
                  Network File Sharing for Windows 95

                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

























1001AH            2001AH        $2,895           3001AH        $2,750         4001AH          $2,613         5001AH        $2,482





























                                                                     -97-D-0001
                                                        Section B Page 14 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0001 PORTABLE SYSTEM
International Data Products



                                                                                                                BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #                UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------    ---------------
                  Office Professional 97 S/W, CD Romm-       Microsoft                     353-00220
                  based Modle & On-Line Documentation

1001AJ            Windows 95 Traveler's, NDP 573 Series      IDP                           573                  $2,812
                  Modular Notebook

                  Same as SLIN 1001AH but without
                  Microsoft Office Professional 97

TRAVELER          The upgrades below are for SLINs           IDP                           573
UPGRADES-HARD     1001AH-1001AJ
DRIVES

1001BA            Removable Hard Drive Upgrade, FIC          1) Toshiba                    1) MK-3003MAN        $138
                  (Factory installed Component), 3.08GB      2) IBM                        2) DLGA-23080
                  (replace base 2.1GB drive with 3.08GB      3) Hitachi                    3) DK226A-32
                  drive)

PORTABLE          The upgrades below are for SLINs
UPGRADES-HARD     1001AA-1001AB
DRIVE

1001BB            Removable Hard Drive Upgrade, FIC          1) Hitachi                    1) DK225A-21         $145
                  (Factory installed Component), 2.1GB       2) Toshiba                    2) MK-2103MAV
                  (replaces base 1.44GB drive with 2.1GB     3) IBM                        3) DTNA-22160
                  drive)

1001BC            Removable Hard Drive Upgrade, FIC          1) Toshiba                    1) MK-3003MAN        $284
                  (Factory Installed Component), 3.08GB      2) IBM                        2) DLGA-23080
                  (replaces base 1.44GB drive with           3) Hitachi                    3) DK226A-32
                  3.08GB drive)

TRAVELER          The upgrades below are for SLINs
UPGRADES-         1001AH-1001AJ
MEMORY

1001BD            Memory,16MB DIMM RAM Add-On                1) Smart Modular              1) SM564021319ANWG6  $150
                  FIC (Factory Installed Component);         2) Advantage                  2) ID16/N573
                  Adds 16MB to base unit at factory for a
                  total of 48MB. Uses one DIMM slot

1001BE            Memory, 16MB DIMM RAM Add-On,               1) Smart Modular              1) SM564021319ANWG6  $150
                  UIC (User Installed Component);            2) Advantage
                  Adds 16MB to base unit.
                  Uses one DIMM slot

                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1001AJ            2001AJ        $2,672           3001AJ       $2,538         4001AJ         $2,411          5001AJ        $2,291





TRAVELER
UPGRADES-HARD
DRIVES

10018A            2001BA        $131             3001BA        $125           4001BA         $119            5001BA        $113

PARTABLE
UPGRADES-HARD
DRIVE

1001BB            2001BB        $138             3001BB        $131           4001BB         $125            5001BB        $118




1001BC            2001BC        $269             3001BC        $256           4001BC         $243            5001BC        $231

TRAVELER
UPGRADES-
MEMORY

1001BD            2001BD        $143             3001BD        $135           4001BD         $129            5001BD        $122




1001BE            2001BE        $143             3001BE        $135           4001BE         $129            5001BE        $122

                              MODIFICATION Page 12

                                                                P    97-D-0001
TABLE                                                  Section B Page 15 of 46
PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0001 PORTABLE SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

PORTABLE          The upgrades below are for SLINs
UPGRADES -        1001AA - 1001AB
MEMORY

1001BF            Memory, Additional SMB RAM for a           Smart Modular                 SM564021319ANWG6   $91
                  total of 24MB, FI (Factory Installed
                  Component); One (1) 16MB DIMM
                  module replaces two (2) 4MB DIMMs in
                  SLINs 1001AA - 1001AB

1001BG            Memory, Additional 24M RAM for a           Smart Modular                 SM564021319ANWG6   $274
                  total of 40MB, FI (Factory Installed
                  Component); Two (2) 16MB DIMM
                  modules replace two (2) 4MB DIMMs in
                  SLINs 1001AA - 1001AB

PORTABLE          The upgrade below is for SLINs
UPGRADES -        1001AA - 1001AB
DISPLAY

1001BH            Upgrade Screen to 12.1 Active Metrix       IDP                           NOT0172            $497
                  Screen from 12.1 Dual Scan FIC

ACCESSORIES

1001CA            Hard Carrying Case (for notebook only)     IDP                           NP-3000AF          $68

1001CB            Battery, NIMH Rechargeable for IDP         IDP                           DR36AZS35          $85
                  573 Series Notebook (for SLINs 1001AH
                  - 1001AJ)

1001CC            Battery, NIMH Rechargeable for ID          IDP                           PWR0079            $66
                  530 Series Notebook (for SLINs 1001AA
                  - 1001AB)

PERIPHERALS       The peripherals below are for all IDs
                  CLIN 0001 systems. (Note SLIN
                  1001DA and 1001DB are for purchase of
                  additional primary hard drives. Only one
                  primary drive may be installed in the
                  notebook at a time.

1001DA            Additional 2.1GB Primary Removable         1) Hitachi                    1)DK225A-21
                  HDD (interchangeable with base drive ) -   2) Toshiba                    2)MK-2103MAV
                  FIC (Factory Installed Component)          3) IBM                        3)DTNA-22160       $423

                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

PORTABLE
UPGRADES -
MEMORY

1001BF            2001BF        $87              3001BF        $83            4001BF          $78            5001BF        $75





1001BG            2001BG        $261             3001BG        $248           4001BG          $235           5001BG        $224





PORTABLE
UPGRADES -
DISPLAY

1001BH            2001BH        $472             3001BH        $449           4001BH          $426           5001BH        $405


ACCESSORIES

1001CA            2001CA        $65              3001CA        $61            4001CA          $58            5001CA        $55

1001CB            2001CB        $81              3001CB        $77            4001CB          $73            5001CB        $70



1001CC            2001CC        $63              3001CC        $60            4001CC          $57            5001CC        $54



PERIPHERALS






1001DA            2001DA        $402             3001DA        $382           4001DA          $363           5001DA        $344



                                     MODIFICATION P00012

                                                                       -97-0001
                                                        Section B Page 16 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0001 PORTABLE SYSTEM
International Data Products


                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

1001DB            Additional 3.08GB Primary Removable HDD    1) Toshiba                    1) MK-3003MAN      $615
                  (interchangeable with base drive) - FIC    2) IBM                        2) DLGA-23080
                  (Factory Installed Component)              3) Hitachi                    3) DK226A-32

1001DE            Monitor, 15" Color - up to 1280x 1024      1) IDP                        56w                $270
                                                             2) Goldstar                   56i

1001DF            Win95 Enhanced Keyboard                    IDP                           E06101D-C          $11

1001DG            Serial Mouse, 2 button                     IDP                           S7F-24-9B1         $6

1001DK            RESERVED                                   RESERVED                      RESERVED

1001DM            (2) Speakers, 8 Watts                      1) JBL                        1) MEDIA2V2        $48
                                                             2) JBL                        2) Media 100

1001DN            Backup Storage Device, Seagate 3.2GB       Seagate                       STT63200P-R        $223
                  External TapeStor Travan with 2
                  cartridges - FIC (Factory Installed
                  Component


PCMCIA CARDS

                  The PCMCIA cards below are for all
                  IDP's CLIN 0001 systems.

1001DP            PCMCIA Hard Drive, 260MB Type III          Calluna                       CT260MC            $271

1001DQ            PCMCIA, Fax/Modem 33.6Kbps                 Smart Modular                 011-20843          $128

1001DR            PCMCIA, Ethernet Combo - 10Mbps            SMC                           8020BT             $91

1001DS            PCMCIA, SCSI Adapter - NewMedia            New Media                     NMC00505           $108
                  BusToester with SCSI - 2 cables

1001DT            PCMCIA, Network Adapter                    3COM                          3C589D-COMBO       $184

1001DU            Docking Station with Network               IDP                           NOT0118            $317
                  Interface Card, For use with SLINs
                  1001AA - 1001AB ONLY

1001DV            External Hard Drive for Docking            Seagate                       ST52160N           $405
                  Station, 2.1GB SCSI Hard Drive
                  Includes New Media PCMCIA SCSI II
                  Host Adapter, and External Case, for
                  use with SLIN 1001DU

1001DW            PCMCIA FLASH MEMORY                        IDP                           APATAFLS04         $87

SOFTWARE


                  OY1           OY1              OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              SLIN          PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

1001DB            2001DB        $584             3001DB        $555           4001DB          $527           5001DB        $501

1001DE            2001DE        $257             3001DE        $244           4001DE          $232           5001DE        $220

1001DF            2001DF        $11              3001DF        $10            4001DF          $10            5001DF        $9

1001DG            2001DG        $6               3001DG        $6             4001DG          $5             5001DG        $5

1001DK            2001DK                         3001DK                       4001DK                         5001DK

1001DM            2001DM        $45              3001DM        $43            4001DM          $41            5001DM        $39

1001DN            2001DN        $212             3001DN        $201           4001DN          $191           5001DN        $182

PCMCIA CARDS

1001DP            2001DP        $258             3001DP        $245           4001DP          $233           5001DP        $221

1001DQ            2001DQ        $122             3001DQ        $116           4001DQ          $110           5001DQ        $104

1001DR            2001DR        $87              3001DR        $83            4001DR          $78            5001DR        $75

1001DS            2001DS        $102             3001DS        $97            4001DS          $92            5001DS        $88

1001DT            2001DT        $175             3001DT        $166           4001DT          $158           5001DT        $150

1001DU            2001DU        $301             3001DU        $286           4001DU          $272           5001DU        $258

1001DV            2001DV        $384             3001DV        $365           4001DV          $347           5001DV        $330

1001DW            2001DW        $83              3001DW        $79            4001DW          $75            5001DW        $71


                                                                       97-D-0001
                                                         Section B Page 17 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0001 PORTABLE SYSTEM
International Data Products




                                                                                                               BASE YEAR
SLIN                OFFEROR DESCRIPTION                       OEM                       OEM #                  UNIT PRICE
------------------  ------------------------------------      ------------------------  ---------------------  -------------------

1001FA              Office Professional 97, License Only      Microsoft                 353-00220              $210

1001FB              Office Professional 97, License and CD    Microsoft                 353-00220              $217
                    ROM-based Media & On-Line
                    Documentation

1001FG              Windows NT Workstation v4.0,              Microsoft (Select         SOF0718, NT-440-SITE-  $206
                    InterdriveNT Operating System S/W;        Distribution),            920
                    License Only                              FTP Software

1001FH              Windows NT Workstation v4.0,              Microsoft (Select         SOF0718, NT-440-SHR    $230
                    Interdrive NT Operating System S/W;       Distribution)
                    License with CD ROM-based Media &         FTP Software
                    Documentation

1001FK              Windows 95, Interdrive 95 Operating       Microsoft (Select         SOF0342, ON-440-SITE-  $168
                    System License Only                       Distribution)             920
                                                              FTP Software

1001FL              Windows 95, Interdrive 95 Operating       Microsoft (Select         SOF0342, ON-440-SHR    $187
                    System; License and CD ROM-based          Distribution),
                    Media & Documentation                     FTP Software

1001FP              X-Terminal 95 Emulation S/W License       FTP Software              EX32-SITE-920; EX32-   $17
                    with Documentation                                                  700

1001FQ              X-Terminal 95 Emulation S/W License       FTP Software              EX32-SITE-920          $4
                    Only

1001FR              X-Terminal 95 Emulation S/W License,      FTP Software              EX32-SITE-920; EX32-   $19
                    Media and Documentation                                             210; EX32-700

1001FS              X-Terminal 95 Emulation S/W License,      FTP Software              EX32-SITE-920; EX32-   $10
                    Media without Documentation                                         210

1001FT              NOS Applications Client S/W;              Tally Systems             CYUS-PX                $17
                    Conergy (Client) License with
                    Documentation

1001FU              NOS Applications Client S/W;              Tally Systems             CYUS-PX                $17
                    Conergy (Client) License without
                    Documentation

1001FV              NOS Applications Client S/W;              Tally Systems             CYUS-PX                $17
                    Conergy (Client) License, Media &
                    Documentation

1001FW              NOS Applications Client S/W;              Tally Systems             CYUS-PX                $17
                    Conergy (Client) License and Media
                    without Documentation



                 OY1           OY1 UNIT       OY2         OY2 UNIT       OY3         OY3 UNIT        OY4         OY4 UNIT
SLIN             SLIN          PRICE          SLIN        PRICE          SLIN        PRICE           SLIN        PRICE
---------------  ------------  -------------  ----------  -------------  ----------  --------------  ----------  ---------

1001FA           2001FA        $200           3001FA      $190           4001FA      $180            5001FA      $171

1001FB           2001FB        $206           3001FB      $195           4001FB      $186            5001FB      $176

1001FG           2001FG        $196           3001FG      $186           4001FG      $177            5001FG      $168

1001FH           2001FH        $218           3001FH      $207           4001FH      $197            5001FH      $187

1001FK           2001FK        $159           3001FK      $151           4001FK      $144            5001FK      $137

1001FL           2001FL        $178           3001FL      $169           4001FL      $160            5001FL      $152

1001FP           2001FP        $16            3001FP      $16            4001FP      $15             5001FP      $14

1001FQ           2001FQ        $4             3001FQ      $4             4001FQ      $3              5001FQ      $3

1001FR           2001FR        $18            3001FR      $17            4001FR      $17             5001FR      $16

1001FS           2001FS        $10            3001FS      $9             4001FS      $9              5001FS      $8

1001FT           2001FT        $16            3001FT      $16            4001FT      $15             5001FT      $14

1001FU           2001FU        $16            3001FU      $16            4001FU      $15             5001FU      $14

1001FV           2001FV        $16            3001FV      $16            4001FV      $15             5001FV      $14

1001FW           2001FW        $16            3001FW      $16            4001FW      $15             5001FW      $14


                                                                      97-D-0001
                                                        Section B Page 18 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

DESKTOP OA        Seven upgradeable Mid-Tower system         Multiple OEM entries for
COMPUTERS         SLINs available summarized as follows:     item means contractor may
                                                             supply using any of OEM
                                                             Sources OEM part #s listed

                  Features common to all above IDP 500
                  Series are as follows:

                  Motherboard, Intel TC430vx Chipsel
                  512K piplined burst cache, 2 serial
                  ports, 1 parallel port, 2 USB
                  connectors, up to 4 EIDE devices,
                  4PCI/31SA bus slots (1 shared leaving
                  six usable slots), 4 memory SIMM slots     ECS                           P5VS-Be

                  Floppy Drive (3.5"), 1.44MB                1) Sony                       1) MPF-920
                                                             2) Alps                       2) DF334H911A
                                                             3) Teac                       3) FD-235HF

                  PCI Network Adapter 10 Base T/10 Base 2,   SMC                           8432BTA
                  w/RJ45, BNC AUI connectors

                  PC Card Reader (PCMCIA) Front              1) SCM                        1) SBI-D2P
                  Accessible                                 2) Greystone                  2) GS-320

                  Windows 95 Keyboard                        IDP                           E06101D-C

                  Serial Mouse, 2 button                     IDP                           S7F-24-9B1

                  32 bit PCI Wavetable Sound Card            Ensoniq                       S-5016

                  Microphone                                 QuickShot                     W5838

                  (2) Speakers, 8 watts                      1) JBL                        1) Media 2V2
                                                             2) JBL                        2) Media 100

                  CD ROM, 24x IDE                            1) Goldstar                   1) CRD-8240B
                                                             2) Toshiba                    2) XM-6102B

                  Microsoft Client License for NT NOS Host   Microsoft                     2272075V40VL

                  Microsoft Exchange Client (Email) S/W      Microsoft                     381-00465
                  & License

                  Adapter Plug, Europe and Italy             IDP                           NW-1WPHS

                  Adapter Plug, Great Britain                IDP                           NW-5WPHS

                  The following resources remain
                  available in all above IDP systems: 2
                  memory SIMM slots, 2 EIDE ports, 2
                  PCMCIA slots, 1 serial port, 1
                  parallel port, UDB port


                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

DESKTOP OA
COMPUTERS


TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM                                             97-D-0001
International Date Products                            Section B Page 19 of 46


                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

1002AA            IDP 500 Series System - Windows            IDP                           500                $2,142
                  95/Office 97
                  Intel Pentium 200MMX Processor, 16MB
                  RAM, 2 5GB EIDE Hard Drive

                  SLIN 1002AA consists of the above IDP
                  500 Series common features and
                  available resources plus following:

                  CPU, Intel Pentium 200MMX Processor        Intel                         FV8050366200

                  Memory, 2x 8MB EDO DRAM SIMMs (total       1) Smart Modular              1)SM532023081X4S6
                  16MB RAM)                                  2) Advantage                  2)E232-1X16-60T

                  Hard Drive, 3 1GB EIDE                     1) Western Digital            1) WDC-AC33100
                                                             2) Seagate                    2) ST33240A
                                                             3) IBM                        3) DAQA-33240

                  Monitor, 15" Color - up to 1280x1024       1) IDP                        1) 56w
                                                             2) Goldstar                   2) 56i

                  Video Adapter, 64-bit with 2MB DRAM        1) Diamond                    1) STV2520P-OEM
                                                             2) ATI                        2) VideoBoost

                  Windows 95 Operating System S/W, CD        Microsoft                     SOF0342
                  ROM-based Media & Documentation

                  InterDrive 95, Network                     FTP Software                  ON-440-SITE-920
                  File Sharing for Windows 95

                  Office Professional 97 S/W, CD             Microsoft                     353-00220
                  ROM-based Media & On-Line Documentation

1002AB            IDP 500 Series System - Windows 95         IDP                           500                $1,885
                  Intel Pentium 200MMX Processor, 16 MB
                  RAM, 2.5GB EIDE Hard Drive

                  CPU, Intel Pentium 200MMX Processor        Intel                         FV8050366200

                  Memory, 2x 8MB EDO DRAM SIMMs (total       1) Smart Modular              1)SM532023081X4S6
                  16MB RAM)                                  2) Advantage                  2)E232-1X16-60T

                  Hard Drive, 3.1GB EIDE                     1) Western Digital            1) WDC-AC33100
                                                             2) Seagate                    2) ST33240A
                                                             3) IBM                        3) DAQA-33240

                  Monitor, 15" Color - up to 1280x1024       1) IDP                        1) 56w
                                                             2) Goldstar                   2) 56i

                  Video Adapter, 64-bit with 2 MB DRAM       1) Diamond                    1)STV2520P-OEM
                                                             2) ATI                        2) VideoBoost

                  Windows 95 Operating System S/W, CD
                  ROM-based Media & Documentation            Microsoft                     SOF0342

                  InterDrive Client for Windows 95,          FTP Software                  ON-440-SITE-920
                  Network File Sharing for Windows 95



                                  OY1 UNIT         OY2           OY2 UNIT       OY3        OY3 UNIT    OY4          OY4 UNIT
SLIN                OY1 SLIN      PRICE            SLIN          PRICE          SLIN       PRICE       SLIN         PRICE
----------------    ------------  ---------------  ------------  -------------  -------    --------    ------       ------

1002AA              2002AA        $2,035           3002AA        $1,933         4002AA      $1,836     5002AA       $1,744
































1002AB              2002AB        $1790            3002AB        $1701          4002AB      $1616      5002AB       $1535

























                                                                 -97-D-0001
                                                    Section B Page 20 of 46

TABLE
PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

1002AC            IDP 500 Series System - Windows
                  95/Office 97
                  Intel Pentium 200MMX Processor, 32MB
                  RAM, 3.1GB Hard Drive                      IDP                           500                $1,999


                  SLIN 1002AC consists of the above IDP
                  500 Series common features and
                  available resources plus following:

                  CPU, Intel Pentium 200MMX Processor        Intel                         FV8050366200

                  Memory, 2x 16MB EDO DRAM SIMMs             1) Smart Modular              1) SM53204482X3S7
                  (total 32MB RAM)                           2) Advantage                  2) E432-4X4-60T

                  Hard Drive, 3.1GB EIDE                     1) Western Digital            1) WDC-AC33100
                                                             2) Seagate                    2) ST33240A
                                                             3) IBM                        3) DAQA-33240

                  Monitor, 17" Color, up to 1280x1024        1) IDP                        1) 76w
                                                             2) Goldstar                   2) 76i
                                                             3) Goldstar                   3) 77i

                  Video Adapter, 64-bit with 2 MB DRAM       1) Diamond                    1) STV2520P-OEM
                                                             2) ATI                        2) VideoBoost

                  Windows 95 Operating System S/W, CD        Microsoft                     SOF0342
                  ROM-based Media & Documentation

                  InterDrive Client for Windows 95,          FTP Software                  ON-440-SITE-920
                  Network File Sharing for Windows 95

                  Office Professional 97 S/W, CD ROM-        Microsoft                     353-00220
                  based Media & On-Line Documentation

1002AD            IDP 500 Series System - Windows            IDP                           500                $1,999
                  NT/Office 97
                  Intel Pentium 200MMX Processor, 32MB
                  RAM, 3.1GB Hard Drive


                  SLIN 1002AD consists of the above IDP
                  500 Series common features and
                  available resources plus following:

                  CPU, Intel Pentium 200MMX Processor        Intel                         FV8050366200

                  Memory, 2x 16MB EDO DRAM SIMMs             1) Smart Modular              1)SM53204482X3S7
                  (total 32MB RAM)                           2) Advantage                  2) E432-4X4-60T

                  Hard Drive, 3.1GB EIDE                     1) Western Digital            1) WDC-AC33100
                                                             2) Seagate                    2) ST33240A
                                                             3) IBM                        3) DAQA-33240

                  Monitor, 17" Color - up to 1280x1024       1) IDP                        1) 76w
                                                             2) Goldstar                   2) 76i
                                                             3) Goldstar                   3) 77i


                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

1002AC            2002AC        $1,899           3002AC        $1,804         4002AC          $1,714         5002AC        $1,628


1002AD            2002AD        $1,899           3002AD        $1,804         4002AD          $1,714          5002AD       $1,628


                                                                       97-D-0001
                                                         Section B Page 21 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM
International Data Products




                                                                                                               BASE YEAR
SLIN                OFFEROR DESCRIPTION                       OEM                       OEM #                  UNIT PRICE
------------------  ------------------------------------      ------------------------  ---------------------  -------------------

                    Video Adapter, 64-bit with 2 MB DRAM      1) Diamond                1) STV2520P-OEM
                                                              2) ATI                    2) VideoBoost

                    Windows NT Workstation 4.0 Operating      Microsoft                 SOF0718
                    System S/W, CD ROM-based Media &
                    Documentation

                    InterDrive NT Client 2.1, Network File    FTP Software              NT-440-SITE-920
                    Sharing for Windows NT

                    Office Professional 97 S/W, CD ROM-       Microsoft                 353-00220
                    based Media & On-Line Documentation

1002AE              IDP 500 Series System - Windows           IDP                       500                    $2,945
                    95/Office 97                   Intel
                    Pentium 233MMX Processor, 32 MB
                    Ram, 3.1GB Hard Drive

                    SLIN 1002AE consists of the above IDP
                    500 Series common features and
                    available resources plus following:

                    CPU, Intel Pentium 233MMX Processor       Intel                       FV8050366233

                    Memory, 2x 16MB EDO DRAM SIMMs            1) Smart Modular            1)SM53204482X3S7
                    (total 32MB RAM)                          2) Advantage                2) E432-4X4-60T

                    Hard Drive, 3.1GB EIDE                    1) Western Digital          1) WDC-AC33100
                                                              2) Seagate                  2) ST33240A
                                                              3) IBM                      3) DAQA-33240

                    Monitor, 17" Color - up to 1280x1024      1) IDP                      1) 76w
                                                              2) Goldstar                 2) 76i
                                                              3) Goldstar                 3) 77i

                    64-bit PCI Video Adapter w/4MB DRAM       DIAMOND                     ST3D-P2400OEM

                    Windows 95 Operating System S/W, CD       Microsoft                   SOF0342
                    ROM-based Media & Documentation

                    InterDrive Client for Windows 95,
                    Network File Sharing for Windows 95       FTP Software                ON-440-SITE-920

                    Office Professional 97 S/W, CD ROM-
                    based Media & On-Line Documentation       Microsoft                   353-00220

                    IDP 500 Series System - Windows           IDP                         500                  $2,945
                    NT/Office 97                   Intel
                    Pentium 233MMX Processor, 32 MB
1002AF              Ram, 3.1GB Hard Drive

                    SLIN 1002AF consists of the above IDP
                    500 Series common features and
                    available resources plus following:

                    CPU, Intel Pentium 233MMX Processor       Intel                       FV8050366233


                 OY1           OY1 UNIT       OY2         OY2 UNIT       OY3         OY3 UNIT        OY4         OY4 UNIT
SLIN             SLIN          PRICE          SLIN        PRICE          SLIN        PRICE           SLIN        PRICE
---------------  ------------  -------------  ----------  -------------  ----------  --------------  ----------  ---------

1002AE           2002AE        $2,798         3002AE      $2,658         4002AE      $2,525          5002AE      $2,399




1002AF           2002AF        $2,798         3002AF      $2,658         4002AF      $2,525          5002AF      $2,399

TABLE
PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM                                               97-D-0001
International Data Products                              Section B Page 22 of 46





                                                                                                              BASE YEAR
SLIN                OFFEROR DESCRIPTION                      OEM                         OEM #              UNIT PRICE
----------------    --------------------------------------   --------------------------  -----------------  ---------------
                    Memory, 2x 16MB EDO DRAM SIMMs           1) Smart Modular            1) SM53204482X3S7
                    (total 32MB RAM)                         2) Advantage                2) E432-4X4-60T

                    Hard Drive, 3.1GB EIDE                   1) Western Digital          1) WDC-AC33100
                                                             2) Seagate                  2) ST33240A
                                                             3) IBM                      3) DAQA-33240

                    Monitor, 17" Color, up to 1280x1024      1) IDP                      1) 76w
                                                             2) Goldstar                 2) 76I
                                                             3) Goldstar                 3) 77I

                    64-bit PCI Video Adapter w/4MB DRAM      DIAMOND                     ST3D-P2400OEM

                    Windows NT Workstation 4.0 Operating     Microsoft                   SOF0718
                    System S/W, CD ROM-based Media &
                    Documentation

                    InterDrive NT Client 2.1, Network File   FTP Software                NT-440-SITE-920
                    Sharing for Windows NT

                    Office Professional 97 S/W, CD ROM-      Microsoft                   353-00220
                    based Microsoft Media & On-Line
                    Documentation

1002AG              IDP 500 Series System - Windows          IDP                         500                $3,156
                    95/Office 97 with Scanner & Imaging
                    Software,
                    Intel Pentium 233MMX Processor, 32 MB
                    Ram, 3.1GB Hard Drive

                    SLIN 1002AG consists of the above IDP
                    500 Series common features and
                    available resources plus following:

                    CPU, Intel Pentium 233MMX Processor      Intel                       FV8050366233

                    Memory, 2x 16MB EDO DRAM SIMMs           1) Smart Modular            1) SM53204482X3S7
                    (total 32MB RAM)                         2) Advantage                2) E432-4X4-60T

                    Hard Drive, 3.1GB EIDE                   1) Western Digital          1) WDC-AC33100
                                                             2) Seagate                  2) ST33240A
                                                             3) IBM                      3) DAQA-33240

                    Monitor, 17" Color - up to 1280 x 1024   1) IDP                      1) 76w
                                                             2) Goldstar                 2) 76i
                                                             3) Goldstar                 3) 77i
                    64-bit PCI Video Adapter w/4MB DRAM      DIAMOND                     ST3D-P2400OEM

                    Windows 95 Operating System S/W, CD      Microsoft                   SOF0342
                    ROM-based Media & Documentation

                    InterDrive Client for Windows 95,        FTP Software                ON-440-SITE-920
                    Network File Sharing for Windows 95

                    Office Professional 97 S/W, CD ROM-      Microsoft                   353-00220
                    based Media & On-Line Documentation

                    Personal Color Scanner                   Kodak                       1003912

                    Imaging Software for Scanner             Eastman                     IMAGINGPRO-GM





                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1002AG            2002AG        $2,998           3002AG        $2,848         4002AG          $2,706         5002AG        $2,571

                                                                    0-97-D-0001
                                                        Section B Page 23 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

UPGRADES-
MEMORY

1002BA              Memory, 16MB RAM Add-On (2x16MB EDO      Smart Modular               SM53204482X3S7        $82
                    DRAM SIMMs replaces 2 8MB SIMMs): FIC
                    (Factory Installed Component) for
                    SLINs 1002AA - 1002AB; Adds 16MB of
                    memory to system at factory

1002BB              Memory, 16MB RAM Add-On (2x8MB EDO       1) Smart Modular            1) SM532023081X4S6    $83
                    DRAM SIMMs): UIC (User Installed         2) Advantage                2) E232-1X16-60T
                    Component) for SLINs 1002AA - 1002AG

1002BC              Memory, 16MB RAM Add-On (2x8MB EDO       1) Smart Modular            1) SM532023081X4S6    $83
                    DRAM SIMMs): FIC (Factory Installed      2) Advantage                2) E232-1X16-60T
                    Component) for SLINs 1002AC - 1002AG:
                    Adds 16MB of memory to system at
                    factory

1002BD              Memory, 16MB RAM Add-On (2x8MB EDO       1) Smart Modular            1) SM532023081X4S6    $83
                    DRAM SIMMs): UIC (User Installed         2) Advantage                2) E232-1X16-60T
                    Component) for SLINs 1002AC - 1002AG


1002BE              Memory, 32MB RAM Add-On (2x16MB EDO      1) Smart Modular            1) SM53204482X3S7     $136
                    DRAM SIMMs): FIC (Factory Installed      2) Advantage                2) E432-4X4-60T
                    Component) for SLINs 1002AA - 1002AG;
                    Adds 32MB of memory to system at
                    factory

1002BF              Memory, 32MB RAM Add-On (2x16MB EDO      1) Smart Modular            1) SM53204482X3S7     $136
                    DRAM SIMMs): UIC (User Installed         2) Advantage                2) E432-4X4-60T
                    Component) for all SLINs 1002AA -
                    1002AG

1002BG              Memory, 64MB RAM Add-On (2x32MB EDO      1) Smart Modular            1) SM532084082X3S6    $295
                    DRAM SIMMs): FIC (Factory Installed      2) Advantage                2) E832-4X4-60T
                    Component) for SLINs 1002AA - 1002AG:
                    Adds 64MB of memory to system at
                    factory

1002BH              Memory, 64MB RAM Add-On (2x32MB EDO      1) Smart Modular            1) SM532084082X3S6    $295
                    DRAM SIMMs): UIC (User Installed         2) Advantage                2) E832-4X4-60T
                    Component) for all SLINs 1002AA -
                    1002AG



                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

UPGRADES-
MEMORY

1002BA              2002BA        $78            3002BA      $74            4002BA      $70             5002BA      $67





1002BB              2002BB        $79            3002BB      $75            4002BB      $71             5002BB      $68




1002BC              2002BC        $79            3002BC      $75            4002BC      $71             5002BC      $68





1002BD              2002BD        $79            3002BD      $75            4002BD      $71             5002BD      $68




1002BE              2002BE        $129           3002BE      $123           4002BE      $117            5002BE      $111





1002BF              2002BF        $129           3002BF      $123           4002BF      $117            5002BF      $111




1002BG              2002BG        $280           3002BG      $266           4002BG      $253            5002BG      $240





1002BH              2002BH        $280           3002BH      $266           4002BH      $253            5002BH      $240

                                                                      97-D-0001
                                                        Section B Page 24 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM
International Data Products

                                                                                                                 BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #                 UNIT PRICE
----------------  -----------------------------------------  ----------------------------  --------------------  ---------------

1002BJ            Memory, 96MB RAM Add-On (4x32MB EDO        1) Smart Modular              1) SM532084082X3S6     $550
                  DRAM SIMMs exchange for 2x16MB Base        2) Advantage                  2) E832-4X4-60T
                  Memory; total memory with FIC (Factory
                  Installed Component) = 128MB): FIC
                  (Factory Installed Components) for all
                  SLINs 1002AC - 1002AG

1002BK            Memory, 112MB RAM Add-On (4x32MB EDO       1) Smart Modular              1) SM532084082X3S6     $600
                  DRAM SIMMs exchange for 2x 8MB Base        2) Advantage                  2) E832-4X4-605
                  Memory; total memory with FIC (Factory
                  Installed Component) = 128MB): FIC
                  (Factory Installed Components) for all
                  SLINs 1002AA - 1002AB

UPGRADES-
PROCESSOR

1002BL            Procesor, Pentium 233MMX, UIC (User        Intel                         FV8050366233           $398
                  Installed Component); User Upgrade for
                  SLINs 1002AA - 1002AD to Pentium 233MMX

1002BM            Processor, Pentium 233MMX, FIC             Intel                         FV8050366233           $159
                  (Factory Installed Component): Factory
                  Upgrade for SLINs 1002AA - 1002AD to
                  Pentium 233MMX

1002BN            RESERVED

UPGRADES-HARD
DRIVES

1002BQ            Base Hard Drive Upgrade to 4.0GB EIDE;     1) Western Digital            1) WDC-AC34000         $90
                  FIC (Factory Installed Component) for      2) Seagate                    2) ST34342A
                  SLINS 1002AA - 1002AG (replaces base
                  3.1GB HDD with 4.0GB HDD)

1002BR            2nd Hard Drive, 4.0GB EIDE; FIC            1) Western Digital            1) WDC-AC34000         $356
                  (Factory Installed Component) - Adds       2) Seagate                    2) ST34342A
                  4.0GB EIDE Hard Drive at factory as
                  2nd Hard Drive for SLINs 1002AA -
                  1002AG

1002BS            2nd Hard Drive, 4.0GB EIDE; UIC (User      1) Western Digital            1) WDC-AC34000         $356
                  Installed Component) - Adds 4.0GB EIDE     2) Seagate                    2) ST34342A
                  Hard Drive as 2nd Hard Drive for SLINs
                  1002AA - 1002AG


                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

1002BJ            2002BJ        $523             3002BJ        $496           4002BJ          $472           5002BJ        $448






1002BK            2002BI        $570             3002BI        $542           4002BI          $514           5002BI        $489






UPGRADES-
PROCESSOR

1002BL            2002BO        $378             3002BO        $359           4002BO          $341           5002BO        $324



1002BM            2002BM        $151             3002BM        $144           4002BM          $137           5002BM        $130




1002BN

UPGRADES-HARD
DRIVES

1002BQ            2002BQ        $85              3002BQ        $81            4002BQ          $77            5002BQ        $73




1002BR            2002BR        $338             3002BR        $321           4002BR          $305           5002BR        $290






1002BS            2002BS        $338             3002BS        $321           4002BS          $305           5002BS        $290


                                                                     97-D-0001
TABLE                                                  Section B Page 25 of 46
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM
International Data Products



                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

1002BT            2nd Hard Drive, 3.1GB EIDE; FIC            1) Western Digital            1) WDC-AC33100     $259
                  (Factory Installed Lcomponent) - Adds      2) Seagate                    2) ST33240A
                  3.1GB EIDE hard Drive as 2nd Hard Drive    3) IBM                        3) DAQA-33240
                  for SLINs 1002AA - 1002AG at factory

1002BU            2nd Hard Drive, 3.1GB EIDE; UIC (User      1) Western Digital            1) WDC-AC33100     $259
                  Installed Component) - Adds 3.1GB EIDE     2) Seagate                    2) ST33240A
                  Hard Drive as 2nd Hard Drive for SLINs     3) IBM                        3) DAQA-33240
                  1002AA - 1002AG

1002BV            Removable Carrier for EIDE HDD:            Mobile Rack                   RH-10C              $52
                  consumes 5.25" bay; ordered with CLIN 2
                  IDP systems results in base hard drive
                  being installed at factory as removable
                  drive.  If ordered with SLINs 1002BQ -
                  1002BT, second drive will be installed at
                  factory as removable HDD.

ACCESSORIES

1002BW            Monitor 17" UIC (User Installed            1) IDP                        1) 76w             $456
                  Component)                                 2) Goldstar                   2) 76i
                                                             3) Goldstar                   3) 77i

1002BX            Monitor 17" FIC (Factory Installed         1) IDP                        1) 76w             $211
                  Component) - Replaces 15" Monitor for      2) Goldstar                   2) 76i
                  SLINs 1002AA - 1002AB                      3) Goldstar                   3) 77i

1002BY            RESERVED

1002BZ            RESERVED

UPGRADES-
VIDEO

1002CA            Interface Video - FIC (Factory Installed   Diamond                     ST11S220-BLK          $77
                  Component); Diamond Stealth II S220
                  4MB SGRAM PCI Video Adapter.
                  Replaces Diamond 2MB DRAM at factory
                  for SLINs 1002AA - 1002AD

1002CB            Interface Video - FIC (Factory Installed   Diamond                     ST11S220-BLK          $36
                  Component); Diamond Stealth II S220
                  4MB SGRAM PCI Video Adapter.
                  Replaces Diamond 3D 4MB DRAM at factory
                  for SLINs 1002AE - 1002AG

1002CC            Interface Video - UIC (User Installed      Diamond                     ST11S220-BLK         $115
                  Component); Diamond SteaLth II S220
                  4MB SGRAM PCI Video Adapter

PERIPHERALS

                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

1002BT            2002BT        $246             3002BT        $234           4002BT          $222           5002BT        $211

1002BU            2002BU        $246             3002BU        $234           4002BU          $222           5002BU        $211

1002BV            2002BV        $ 49             3002BV        $ 47           4002BV          $ 44           5002BV        $ 42

1002BW            2002BW        $434             3002BW        $412           4002BW          $391           5002BW        $372

1002BX            2002BX        $201             3002BX        $191           4002BX          $181           5002BX        $172

1002CA            2002CA        $ 73             3002CA        $ 69           4002CA          $ 66           5002CA        $ 63

1002CB            2002CB        $ 34             3002CB        $ 32           4002CB          $ 31           5002CB        $ 29

1002CC            2002CC        $109             3002CC        $104           4002CC          $ 99           5002CC        $ 94

TABLE                                                                  97-D-0001
PART I - THE SCHEDULE, SECTION B -                       Section B Page 26 of 46
 SUPPLIES OR SERVICES AND PRICE/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM
International Data Products


                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

1002DA            CD ROM, 24X Internal IDE CD ROM            1) Goldstar                   1)CRD-8240B        $93
                                                             2) Toshiba                    2) XM-6102B

1002DB            Backup Storage Device, Seagate 3.2GB
                  Internal TapeStor Travan, with 2           Seagate                       STT23200F-R        $186
                  cartridges FIC (Factory Installed
                  Component)

1002DC            Fax/Modem; 56Kbps internal                 Smart Modular                 ST5614-DNAMBK      $85

1002DD            SCSI HOST ADAPER - FIC (Factory            Advansys                      ABP-930U           $66
                  Installed Component)

1002DH            PCI 10/100 Mbps network adapter w/RJ45     SMC                           9432TX             $62
                  connector (UIC)

SOFTWARE          GENERAL OPERATING SYSTEM ENVIORNMENT

1002FA            Office Professional 97, License only       Microsoft                     353-00220          $210

1002FB            Office Professional 97, License and CD     Microsoft                     353-00220          $217
                  ROM-based Media & On-Line Documentation

1002FG            Windows NT Workstation v4.0,               Microsoft (Select             SOF0718,           $206
                  Interdrive NT Operating System S/W;        Distribution), FTP            NT-440-SITE-920
                  License Only                               Software

1002FH            Windows NT wWorkstation v4.0,              Microsoft (Select             SOF0718,           $230
                  Interdrive NT Operating System S/W;        Distribution), FTP            NT-440-SHR
                  License and CD ROM-based Media &           Software
                  Documentation


1002FK            Windows 95, Interdrive 95 Operating        Microsoft (Select             SOF0342,           $168
                  System; License Only                       Distribution), FTP            ON-440-SITE-920
                                                             Software

1002FL            Windows 95, Interdrive 95 Operating        Microsoft (Select             SOF0342,           $187
                  System; License and CD ROM-based Media     Distribution), FTP            ON-440-SHR
                  & Documentation                            Software



1002FP            X-Terminal 95 Emulation S/W License        FTP Software                  EX32-SITE-         $17
                  with Documentation                                                       920; EX32
                                                                                           700

1002FQ            X-Terminal 95 Emulation S/W License        FTP Software                  EX32-SITE-         $4
                  without Documentation                                                    920

1002FR            X-Terminal 95 Emulation S/W License        FTP Software                  EX32-SITE-         $19
                  Media and Documentation                                                  920; EX32
                                                                                           210; EX32-700

1002FS            X-Terminal 95 Emulation S/W License        FTP Software                  EX32-SITE-         $10
                  and Media without Documentation                                          920; EX32
                                                                                           210
OY1               OY1 UNIT      OY2              OY2 UNIT      OY3           OY3 UNIT        OY4            OY4 UNIT
SLIN              PRICE         SLIN             PRICE         SLIN          PRICE           SLIN           PRICE
----------------  ------------  ---------------  ------------  ------------  --------------  -------------  ----------
2002DA            $88           3002DA           $84           4002DA        $80             5002DA         $76

2002DB            $177          3002DB           $168          4002DB        $159            5002DB         $151




2002DC            $81           3002DC           $77           4002DC        $73             5002DC         $70

2002DD            $63           3002DD           $60           4002DD        $57             5002DD         $54


2002DH            $59           3002DH           $56           4002DH        $53             5002DH         $50




2002FA            $200          3002FA           $190          4002FA        $180            5002FA         $171

2002FB            $206          3002FB           $195          4002FB        $186            5002FB         $176


2002FG            $196          3002FG           $186          4002FG        $177            5002FG         $168




2002FH            $218          3002FH           $207          4002FH        $197            5002FH         $187



2002FK            $159          3002FK           $151          4002FK        $144            5002FK         $137



2002FL            $178          3002FL           $169          4002FL        $160            5002FL         $152




2002FP            $16           3002FP           $16           4002FP        $15             5002FP         $14



2002FQ            $4            3002FQ           $4            4002FQ        $4              5002FQ         $3

2002FR            $18           3002FR           $17           4002FR        $17             5002FR         $16



2002FS            $10           3002FS           $9            4002FS        $9              5002FS         $8

TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM                                               97-D-0001
International Data Products                              Section B Page 27 of 46


                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------
1002FT            NOS Applications Client S/W: Cenergy       Talley Systems                CYUS-PX            $17
                  (Client) License with Documentation

1002FU            NOS Applications Client S/W: Cenergy       Talley Systems                CYUS-PX            $17
                  (Client) License without Documentation

1002FV            NOS Applications Client S/W: Cenergy       Talley Systems                CYUS-PX            $17
                  (Client) License, Media & Documentation

1002FW            NOS Applications Client S/W: Cenergy       Talley Systems                CYUS-PX            $17
                  (Client) License and Media without
                  Documentation



                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1002FT            2002FT        $16              3002FT        $16            4002FT          $15            5002FT        $14

1002FU            2002FU        $16              3002FU        $16            4002FU          $15            5002FU        $14

1002FV            2002FV        $16              3002FV        $16            4002FV          $15            5002FV        $14

1002FW            2002FW        $16              3002FW        $16            4002FW          $15            5002FW        $14


                                                                      97-D-0001
                                                        Section B Page 28 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0003 ADVANCED DESKTOP SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

Advanced Desktop  Two upgradeable Dual Pentium II 233 or     Multiple OEM entries
Computers         266 MHz Mid-Tower systems SLINs            for item means
                  available summarized as follows:           contractor may supply
                                                             using any of OEM
                                                             sources/OEM part #s listed

DUAL PENTIUM II   Features common to Dual Pentium II 233
COMPUTERS         or 266 MHz Mid-tower system, IDP 700
                  Series Advanced Systems are as follows:

                  (1) CPU, Pentium II                        1) Intel Pentium II           1) BX80522P233512
                                                             233 MHz, w/512K cache         2) 8055P288512
                                                             2) Intel Pentium II
                                                             266 MHz, w/512K cache

                  Dual Pentium II Motherboard, Intel 440FX   Tyan                          S1682D
                  Chipsel, 2 serial ports, 1 parallel port,
                  Dual Channel PCI IDE, 2 USB connectors,
                  up to 4EIDE devices, 5PCI/3ISA slots (7
                  usable slots) PS/2 connector. Supports up
                  to two Pentium II processors.

                  Memory, 2x 16MB EDO DRAM SIMMs (total      1) Smart Modular              1) SM53204482X3S7
                  32MB RAM)                                  2) Advantage                  2) E432-4X4-60T

                  Hard Drive, 3.1GB EIDE                     1) Western Digital            1) WDC-AC33100
                                                             2) Seagate                    2) ST33240A
                                                             3) IBM                        3) DAQA-33240

                  Floppy Drive (3.5"), 1.44MB                1) Sony                       1) MPF-920
                                                             2) Alps                       2) DF334H911A
                                                             3) Teac                       3) FD-235HF

                  64-bit PCI Video Adapter w/4MB DRAM        Diamond                       ST3D-P2400OEM

                  PCI Network Adapter 10 Base T/10 Base 2,   SMC                           8432BTA
                  w/RJ45, BNC and AUI connectors

                  Monitor, 17" Color - up to 1280x1024       1) IDP                        1) 76w
                                                             2) Goldstar                   2) 76i
                                                             3) Goldstar                   3) 77i

                  CD ROM, 24x IDE                            1) Goldstar                   1) CRD-8240B
                                                             2) Toshiba                    2) XM -6102B

                  32 bit PCI Wavetable Sound Card            Ensoniq                       S-5016



                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------





                                                              F6    97-D-0001
                                                      Section B Page 29 of 46
TABLE
PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 DESKTOP SYSTEM
International Data Products

                                                                                                                    BASE YEAR
SLIN                OFFEROR DESCRIPTION                              OEM                         OEM #              UNIT PRICE
----------------    --------------------------------------           --------------------------  -----------------  ---------------
                    (2) Speakers 8 watts                             1) JBL                      1) MEDIA2V2
                                                                     2) JBL                      2) Media 100

                    Microphone                                       Quick Shot                  W5838-B

                    PC Card Reader (PCMCIA) Front Accessible         1) SCM                      1) SBI-D2P
                                                                     2) Greystone                2) GS-320

                    Windows 95 Keyboard                              IDP                         SKR-1104IPS

                    Serial Mouse, 2 button                           IDP                         S7F-24-9B1

                    Microsoft Client License for NT NOS Host         Microsoft                   2272075V40VL

                    Microsoft Exchange Client (Email) S/W & License  Microsoft                   381-00465

                    Office Professional 97 License, CD ROM Based     Microsoft                   353-00220
                    Media and On-Line Documentation

                    Adapter Plug, Europe and Italy                   IDP                         NW-1WPHS

                    Adapter Plug, Great Britain                      IDP                         NW-5WPHS

1003AA              IDP 700 Series Advanced System - Windows         IDP                         700                $3,697
                    NT/Office 97 Intel Pentium II 233 or 266
                    Processor, 32MB RAM, 3.1GB Hard Drive

                    SLIN 1003AA consists of the above IDP
                    Advanced Pentium II System common features and available resources plus the following:

                    Windows NT 4.0 Operating System and CD ROM       Microsoft                   SOF0718
                    based media and documentation

                    InterDrive NT Client 2.1 License, Media and      FTP Software                NT-440-SITE-920
                    Documentation



1003AB              IDP 700 Series Advanced System - Windows         IDP                         700                $3,697
                    95/Office 97 Intel Pentium II 233 or 266
                    Processor, 32MB RAM, 3.1GB Hard Drive

                    SLIN 1003AB consists of the above IDP
                    Advanced Pentium II System common features and available resources plus the following:

                    Windows 95 Operating System and CD ROM           Microsoft                   SOF0342
                    based media and documentation

                    InterDrive Client for Windows 95 License, Media  FTP Software                ON-440-SITE-920
                    and Documentation

UPGRADES -
PROCESSOR

                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1003AA            2003AA        $3,512           3003AA        $3,337         4003AA          $3,170         5003AA        $3,011

1003AB            2003AB        $3,512           3003AB        $3,337         4003AB          $3,170         5003AB        $3,011



                                                                       97-D-0001
                                                         Section B Page 30 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0003 ADVANCED DESKTOP SYSTEM
International Data Products




                                                                                                               BASE YEAR
SLIN                OFFEROR DESCRIPTION                       OEM                       OEM #                  UNIT PRICE
------------------  ------------------------------------      ------------------------  ---------------------  -------------------

1003AV              Intel Pentium II 300MHz CPU - FIC         Intel                     8055P300512            $997
                    (Factory Installed Component) Add-On;
                    For SLINS 1003AA and 1003AB, Adds
                    2nd CPU at factory for dual processing
                    at factory

1003AW              Intel Pentium II 300MHz CPU - ULC (User   Intel                     8055P300512            $997
                    Installed Component) Add-On; For SLINS
                    1003AA and 1003AB, Adds 2nd CPU for
                    dual processing

1003AX              Intel Pentium II 300MHz CPU - FIC         Intel                     8055P300512            $229
                    (Factory Installed Component); for SLINS
                    1003AA and 1003AB, Replaces 233MHz base
                    CPU at factory

1003AY              Intel Pentium II 266MHz CPU - FIC         Intel                     BX80522P266512         $957
                    (Factory Installed Component) Add-On;
                    For SLINS 1003AA and 1003AB, Adds 2nd
                    CPU for dual processing

1003AZ              Intel Pentium II 266MHz CPU - UIC (User   Intel                     BX80522P266512         $957
                    Installed Component) Add-On; For SLINS
                    1003AA and 1003AB, Adds 2nd CPU for
                    dual processing

UPGRADES -
MEMORY

1003BA              Memory, 16MB RAM ADD ON (2x 8MB EDO                                 1)
                    DRAM SIMMs); FIC (Factory Installed       1) Smart Modular          SM532023081X4S6
                    Component) for SLINs 1003AA - 1003AB,     2) Advantage              2) E232-1X16-60T       $83
                    Adds 16MB of RAM to system at factory

1003BB              Memory, 16MB RAM ADD ON (2x 8MB EDO                                 1)
                    DRAM SIMMs); UIC (User Installed          1) Smart Modular          SM532023081X4S6
                    Component) for SLINs 1003AA - 1003AB      2) Advantage              2) E232-1X16-60T       $83

1003BC              Memory, 32MB RAM ADD ON (2x 16MB EDO      1) Smart Modular          1) SM53204482X3S7
                    DRAM SIMMs); FIC (Factory Installed       2) Advantage              2) E432-4X4-60T        $136
                    Component) for SLINs 1003AA - 1003AB.
                    Adds 32MB of RAM to system at factory

1003BD              Memory, 32MB RAM ADD ON (2x 16MB EDO      1) Smart Modular          1) SM53204482X3S7
                    DRAM SIMMs); UIC (User Installed          2) Advantage              2) E432-4X4-60T        $136
                    Component) for SLINs 1003AA - 1003AB



                 OY1           OY1 UNIT       OY2         OY2 UNIT       OY3         OY3 UNIT        OY4         OY4 UNIT
SLIN             SLIN          PRICE          SLIN        PRICE          SLIN        PRICE           SLIN        PRICE
---------------  ------------  -------------  ----------  -------------  ----------  --------------  ----------  ---------

1003AV           2003AV        $947           3003AV      $899           4003AV      $854            5003AV      $812

1003AW           2003AW        $947           3003AW      $899           4003AW      $854            5003AW      $812

1003AX           2003AX        $217           3003AX      $206           4003AX      $196            5003AX      $186

1003AY           2003AY        $909           3003AY      $863           4003AY      $820            5003AY      $779

1003AZ           2003AZ        $909           3003AZ      $863           4003AZ      $820            5003AZ      $779

UPGRADES -
MEMORY

1003BA           2003BA        $79            3003BA      $75            4003BA      $71             5003BA      $68

1003BB           2003BB        $79            3003BB      $75            4003BB      $71             5003BB      $68

1003BC           2003BC        $129           3003BC      $123           4003BC      $117            5003BC      $111

1003BD           2003BD        $129           3003BD      $123           4003BD      $117            5003BD      $111


                                                                 -97-D-0001
                                                    Section B Page 31 of 46

TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 ADVANCED DESKTOP SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

1003BE            Memory, 64MB RAM ADD ON (2x 32MB EDO       1) Smart Modular              1)                 $295
                  DRAM SIMMs); FIC (Factory Installed        2) Advantage                  SM532064082x3S6
                  Component) for SLINs 1003AA - 1003AB.                                    2) E832-4x4-60T
                  Adds 32MB of RAM to system at factory


1003BF            Memory, 64MB RAM ADD ON (2x 32MB EDO       1) Smart Modular              1)                 $295
                  DRAM SIMMs); UIC (User Installed           2) Advantage                  SM532064082x3S8
                  Component) for SLINs 1003AA - 1003AB                                     2) E832-4x4-60T

1003BG            Memory, 96MB RAM Add-On (4x 32MB EDO       1) Smart Modular              1)                 $550
                  DRAM SIMMs exchange for 2x 16MB Base       2) Advantage                  SM532084082x3S6
                  Memory; total memory with FIC (Factory                                   2) E832-4x4-60T
                  Installed Component)= 128MB):FIC
                  (Factory Installed Component) for all
                  SLINs 1003AA - 1003AB

UPGRADES-HARD
DRIVES

1003BH            Base Hard Drive Upgrade to 4.0GB E-IDE;    1) Western Digital            1) WDC-AC34000      $89
                  FIC (Factory Installed Component) for      2) Seagate                    2) ST34342a
                  SLINs 1003AA AB (replaces base 3.1GB
                  HDD with 4.0GB HDD)

1003BJ            2nd HDD 4.0GB E-IDE; FIC (Factory          1) Western Digital            1) WDC-AC34000     $356
                  Installed Component) - Adds 4.0 GB E-IDE   2) Seagate                    2) ST34342A
                  HDD as 2nd HDD fo SLINs 1003AA - 1003AB
                  at factory

1003BK            2nd HDD 4.0GB E-IDE; UIC (User Installed   1) Western Digital            1) WDC-AC34000     $356
                  Component) - Adds 4.0 GB E-IDE HDD as      2) Seagate                    2) ST34342A
                  2nd HDD for SLINs 1003AA - 1003AB

1003BL            2nd Hard Drive, 3.1GB E-IDE FIC (Factory   1) Western Digital            1) WDC-AC33100     $259
                  Installed Component) - Adds 3.1 GB E-IDE   2) Seagate                    2) ST33240A
                  Hard Drive as 2nd Hard Drive for SLINs     3) IBM                        3) DAQA-33240
                  1003AA - 1003AB at factory

1003BM            Reserved

1003BN            Removable Carrier for EIDE HDD; consumes   Mobile Rack                   RH-10C              $52
                  5.25" bay; ordered with CLIN 3 IDP
                  system results in base hard drive being
                  installed at factory as removable drive.
                  If ordered with SLINs 1003BJ-1003BM,
                  second drive will be installed at factory
                  as removable HDD.


UPGRADES-
VIDEO

                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

1003BE            2003BE        $280             3003BE        $266           4003BE          $253           5003BE        $240

1003BF            2003BF        $280             3003BF        $266           4003BF          $253           5003BF        $240

1003BG            2003BG        $523             3003BG        $496           4003BG          $472           5003BG        $448

1003BH            2003BH         $85             3003BH         $81           4003BH           $77           5003BH         $73

1003BJ            2003BJ        $338             3003BJ        $321           4003BJ          $305           5003BJ        $290

1003BK            2003BK        $338             3003BK        $321           4003BK          $305           5003BK        $290

1003BL            2003BL        $246             3003BL        $234           4003BL          $222           5003BL        $211



1003BN            2003BN         $49             3003BN         $47           4003BN           $44           5003BN         $42


                                                               FB,    97-D-4461
                                                        Section B Page 32 of 46
TABLE
PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN (03 ADVANCED DESKTOP SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

1003BV            Interface Video - FIC (Factory Installed   Diamond                       ST11S220-BLK       $36
                  Component); Diamond Stealth N S220 4MB
                  SGRAM PCI Video Adapter. Replaces Diamond
                  3D 4MB DRAM at factory

1003BW            Interface Video - UIC (User Installed      Diamond                       ST11S220-BLK       $115
                  Component); Diamond Stealth II S220 4MB
                  SGRAM PCI Video Adaptor

UPGRADES -
MONITOR

1003BX            Monitor 20" Color; FIC (Factory           1) IDP                        1) 20w
                  Installed Component); Replaces 17"        2) Goldstar                   2) 20i             $511
                  Monitor in SLINs 1003AA, 1003AB

1003BY            Monitor 20" Color; UIC (User               1) IDP                        1) 20w
                  Installed Component)                       2) Goldstar                   2) 20i             $944

PERIPHERALS

1003DA            Backup Storage Device, Seagate 3.2GB       Seagate                       STT23200F-R        $186
                  Internal TapeStor Traven, with 2
                  cartridges - FIC (Factory Installed
                  Component)

1003DB            CD ROM, 24X Internal IDE                   1) Goldstar                   1) CRD-8240B
                                                             2) Toshiba                    2) XM-6102B        $104

1003DE            Fax/Modem; 56Kbps Internal                 Smart Modular                 ST5614-DNAMBK      $85

1003DF            SCSI Host Adapter - FIC (Factory           Advansys                      ABP-930U           $66
                  Installed Component)

1003DG            PCI 10/100bps network adapter w/RJ45       SMC                           9432TX             $62
                  connector (UIC)

SOFTWARE          GENERAL OPERATING SYSTEM
                  ENVIRONMENT

1003FA            Office Professional 97, License only       Microsoft                     353-00220          $210

1003FB            Office Professional 97, License,           Microsoft                     353-00220          $217
                  CD ROM-based Media & On-Line
                  Documentation

1003FG            Windows NT Workstation v4.0                Microsoft (Select             SOF0716, NT-440-
                  InterdriveNT Operating System              Distribution), FTP            Site-920           $206
                  S/W; License Only                          Software

1003FH            Windows NT Workstation v4.0,               Microsoft (Select             SOF0718, NT-440-   $230
                  Interdrive NT Operating System S/W;        Distribution), FTP            SHR
                  License, CD ROM-based Media &              Software
                  Documentation

                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

1003BV            2003BV        $34              3003BV        $32            4003BV          $31            5003BV         $29




1003BW            2003BW        $109             3003BW        $104           4003BW          $99            5003BW         $94



UPGRADES -
MONITOR

1003BX            2003BX        $456             3003BX        $461           40003BX         $436           5003BX        $416



1003BY            2003BY        $944             3003BY        $697           4003BY          $852           5003BY        $810

PERIPHERALS

1003DA            2003DA        $177             3003DA        $168           4003DA          $159           5003DA        $152




1003DB            2003DB        $99              3003DB        $94            4003DB          $89            5003DB        $84


1003DE            2003DE        $81              3003DE        $77            4003DE          $73            5003DE        $70

1003DF            2003DF        $63              3003DF        $60            4003DF          $57            5003DF        $54


1003DG            2003DG        $59              3003DG        $56            4003DG          $53            5003DG        $50


SOFTWARE


1003FA            2003FA        $200             3003FA        $190           4003FA          $180           5003FA        $171

1003FB            2003FB        $206             3003FB        $195           4003FB          $186           5003FB        $176



1003FG            2003FG        $196             3003FG        $186           4003FG          $177           5003FG        $168



1003FH            2003FH        $218             3003FH        $207           4003FH          $197           5003FH        $187


                                                                       97-D-0001
                                                         Section B Page 33 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0003 ADVANCED DESKTOP SYSTEM
International Data Products




                                                                                                               BASE YEAR
SLIN                OFFEROR DESCRIPTION                       OEM                       OEM #                  UNIT PRICE
------------------  ------------------------------------      ------------------------  ---------------------  -------------------

1003FK              Windows 95, Interdrive 96 Operating       Microsoft (Select         SOF0342, ON-440-       $168
                    System; License Only                      Distribution), FTP        SITE-920
                                                              Software

1003FL              Windows 95, Interdrive 96 Operating       Microsoft (Select         SOF0342, ON-440-       $187
                    System; License, CD ROM-based Media &     Distribution), FTP        SHR
                    Documentation                             Software

1003FM              X-Terminal 95 Emulation S/W License with  FTP Software              EX32-SITE-920; EX32    $17
                    Documentation                                                       700

1003FN              X-Terminal 95 Emulation S/W License       FTP Software              EX32-SITE-920          $4
                    without Documentation

1003FP              X-Terminal 95 Emulation S/W License,      FTP Software              EX32-SITE-920; EX32    $19
                    Media, and Documentation                                            210; EX32-700

1003FQ              X-Terminal 95 Emulation S/W License       FTP Software              EX32-SITE-920; EX32    $10
                    and Media without Documentation                                     210

1003FT              NOS Applications Client S/W; Conergy      Tally Systems             CYUS-PX                $17
                    (Client) License with Documentation

1003FU              NOS Applications Client S/W; Conergy      Tally Systems             CYUS-PX                $17
                    (Client) License without Documentation

1003FV              NOS Applications Client S/W; Conergy      Tally Systems             CYUS-PX                $17
                    (Client) License, Media & Documentation

1003FW              NOS Applications Client S/W; Conergy      Tally Systems             CYUS-PX                $17
                    (Client) License and Media without
                    Documentation



                 OY1           OY1 UNIT       OY2         OY2 UNIT       OY3         OY3 UNIT        OY4         OY4 UNIT
SLIN             SLIN          PRICE          SLIN        PRICE          SLIN        PRICE           SLIN        PRICE
---------------  ------------  -------------  ----------  -------------  ----------  --------------  ----------  ---------

1003FK           2003FK        $159           3003FK      $151           4003FK      $144            5003FK      $137

1003FL           2003FL        $178           3003FL      $169           4003FL      $160            5003FL      $152

1003FM           2003FM        $16            3003FM      $16            4003FM      $15             5003FM      $14

1003FN           2003FN        $4             3003FN      $4             4003FN      $3              5003FN      $3

1003FP           2003FP        $18            3003FP      $17            4003FP      $17             5003FP      $16

1003FQ           2003FQ        $10            3003FQ      $9             4003FQ      $9              5003FQ      $8

1003FT           2003FT        $16            3003FT      $16            4003FT      $15             5003FT      $14

1003FU           2003FU        $16            3003FU      $16            4003FU      $15             5003FU      $14

1003FV           2003FV        $16            3003FV      $16            4003FV      $15             5003FV      $14

1003FW           2003FW        $16            3003FW      $16            4003FW      $15             5003FW      $14


                                                              F6    97-D-0001
                                                      Section B Page 34 of 46
TABLE
PART I - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0002 SERVER SYSTEM
International Data Products



                                                                                                                    BASE YEAR
SLIN                OFFEROR DESCRIPTION                              OEM                         OEM #              UNIT PRICE
----------------    --------------------------------------           --------------------------  -----------------  ---------------
                                                                     Multiple OEM entries for
                                                                     item means contractor may
                                                                     supply using any of OEM
SERVERS                                                              sources/OEM part as listed

                    ALR Quads SMP Server by IDP configured as
                    follows: (supports up to Quad Pentium PRO
                    processors) Operating System sold separately,
1004AA              configured as follows:                           IDP                         74626011           $6,649

                    (1) Intel Pentium PRO 200MHz 256k cache          Intel                       PPRO200256

                    2.1GB Ultra SCSI HDD                             Seagale                     ST31255W

                    Memory, 32MB ECC RAM (2 x 16MB DIMMS)            1) Smart Modular            1) SMS72028062E4G6
                    expandable to 2GB                                2) Advantage                2) ADC272-2X8-66VB2

                    PC1 Local Bus Architecture, 15 expansion
                    slots(7PCI, 7EISA, 1 shared), 13 storage bays    ALR                         12209726-20

                    Redudent power supply (total two 575 watts power
                    supplies)                                        ALR                         13000366-01

                    Adaptec 2940UW Ultra SCSI Controller             Adaptec                     2940UW

                                                                     1) Diamond                  1) STV2520P-OEM
                    2MB DRAM PCI Video Adapter                       2) STB                      2) 110-0415-109

                                                                     1) Goldstar                 1) CRD-8240B
                    CD ROM, 24X Internal IDE                         2) Toshiba                  2) XM-6102B

                    PCI Network Adapter 10 Base T/10 Base 2
                    w/RJ45, BNC and ALH connectors                   SMC                         6432BTA

                    ALR 6-Bay RAID Cage                              ALR                         11902013

                    ALR Rail Kit (6)                                 ALR                         82295005

                    Serial Mouse                                     ALR                         11600203

                    101-key Keyboard                                 ALR                         11113112

                    Adapter Plug, Europe and Italy                   IDP                         NW-1WPHS

                    Adapter Plug, Great Britain                      IDP                         NW-5WPHS

                    inforMANAGER Software                            ALR                         69000484

                    Floppy Drive (3.5"), 1.44MB                      ALR                         11402537



UGPRADES - PROCESSOR



                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1004AA            2004AA        $6,317           3004AA        $6,001         4004AA          $5,701          5004AA        $5,416


                                                                   FD  97-D-0001
                                                         Section B Page 35 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0004 SERVER SYSTEM
International Data Products


                                                                                                                BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #                UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------    ---------------
1004BA            Intel Pentium PRO 200Mhz (256k)CPU ADD ON  Intel                         PPRO200256           $738
                  FIC and UIC - SLIN 1004AA Server supports
                  up to 4 CPUs on a single motherboard

                  Voltage Regulator Kit                      ALR

1004BB            Intel Pentium PRO 200Mhz(512k); FIC        Intel                         PPRO200512           $1,016
                  Factory Installed Component); Replaces
                  Pentium PRO 256k CPU with 512k version
                  at factory. Server supports up to 4 CPUs.

                  Voltage Regulator Kit                      ALR

1004BC            Intel Pentium PRO 200Mhz (512k) CPU ADD    Intel                         PPRO200512           $1,387
                  ON FIC and UIC - SLIN 1004AA (Server
                  supports up to 4 CPUs)

                  Voltage Regulator Kit                      ALR

UPGRADES-
MEMORY

                  ECC MEMORY (Each consumes 1 DIMM slot.
                  Must be ordered in pairs. SLIN 1004AA
                  has 16 memory sockets, 14 remain
                  available

1004BD            32MB DIMM FIC (Factory Installed           1) Smart Modular              1) SM572044012D3G6   $306
                  Component) 32MB Add-on at factory          2) Advantage                  2) ADC472-4X4-66V62

1004BE            32MB DIMM UIC (User Installed              1) Smart Modular              1) SM572044012D3G6   $306
                  Component) 32MB Add-on                     2) Advantage                  2) ADC472-4x4-66VB2

1004BF            64MB DIMM FIC (Factory Installed           1) Smart Modular              1) SM572064012D3G6
                  Component 64MB Add-on factory              2) Advantage                  2) ADC872-4x4-66VB2  $591

1004BG            64MB DIMM UIC (User Installed              1) Smart Modular              1) SM572064012D3G6   $591
                  Component) 64MB Add-on                     2) Advantage                  2) ADC872-4x4-66VB2

1004BH            126MB DIMM FIC (Factory Installed          1) Smart Modular              1) SM572164014D4G6   $1,598
                  Component) - 126MB Add-on at factory       2) Advantage                  2) ADC1672-16x4-
                                                                                              66VB4

1004BJ            126MB DIMM UIC (User Installed             1) Smart Modlar               1) SM572164014D4G6   $1,598
                  Component) - 126MB Add-on                  2) Advantage                  2) ADC1672-16x4-
                                                                                              66VB4

1004BK            254MB DIMM FIC (Factory Installed          1) Smart Modular              1) SM572324014D4G6   $4,959
                  Component) - 256M Add-on at factory        2) Advantage                  2) ADC3272-16x4-
                                                                                              66VB4


                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1004BA            2004BA        $701             3004BA        $666           4004BA          $633           5004BA        $601

1004BB            2004BB        $965             3004BB        $917           4044BB          $871           5004BB        $827

1004BC            2004BC        $1,317           3004BC        $1,251         4004BC          $1,189         5004BC        $1,129

1004BD            2004BD        $293             3004BD        $278           4004BD          $264           5004BD        $251

1004BE            2004BE        $293             3004BE        $278           4004BE          $264           5004BE        $251

1004BF            2004BF        $561             3004BF        $533           4004BF          $507           5004BF        $481

1004BG            2004BG        $561             3004BG        $533           4004BG          $507           5004BG        $481

1004BH            2004BH        $1,518           3004BH        $1,442         4004BH          $1,370         5004BH        $1,302

1004BJ            2004BI        $1,518           3004BI        $1,442         4004BI          $1,370         5004BI        $1,302

1004BK            2004BJ        $4,711           3004BJ        $4,475         4004BJ          $4,252         5004BJ        $4,039

                               MODIFICATION page 12

                                                                      97-D-0001
                                                        Section B Page 36 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0004 SERVER SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

1004BL            254MB DIMM UIC (User Installed Component)  1) Smart Modular              1)SM572324014D4G5  $4,959
                  256MB Add-on                               2) Advantage                  2)ADC3272-16X4-
                                                                                           66VB4

UPGRADES -
HARD DRIVES

1004BM            4.5GB SC81 Hard Drive Upgrade; FIC         Seagate                       ST34572WC          $239
                  (Factory Installed Component) Replaces
                  2.1GB on SLIN 1004AA - must be
                  installed in 6 Bay Raid Cage

1004BN            4.5GB SC81 Hard Drive Add-on (adds 4.5GB   Seagate                       ST34572WC          $594
                  Hard Drive as additional drive, must be
                  used in 6 Bay Raid Cage in SLIN 1004AA)

1004BP            9GB SC81 Hard Drive Add-on; (adds 9GB      Seagate                       ST19171WC          $835
                  Hard Drive as additional drive, must be
                  used in 6 Bay Raid Cage in SLIN 1004AA)

ACCESSORIES

1004BQ            Three (3) channel FW RAID Controller       ALR                           11900963-01        $1,366
                  with 4MB Cache

1004BR            1400 VA Smart UPS with PowerChute Plus     APC                           SU1400NET          $711
                  Software

1004BS            Reserved

1004BT            8-port Video Switch Box                    ALR                           11603007-08        $1,316

1004BU            7" Cable Kit (Video, Keyboard, Mouse       ALR                           10116030-07        $55
                  Cable)

1004BV            12" Cable Kit (Video, Keyboard, Mouse      ALR                           10116030-12        $64
                  Cable)

PERIPHERALS

1004DA            4GB SC31 Tape Backup with Seagate w/       Seagate                       STD24000N          $806
                  Backup Exec for NT Server software

1004DB            CD Tower                                   SMS Data Products             1070TOWER7/0       $319

1004DC            8X SC31 CD ROM for CD Tower                Sony                          CDU-41S            $143

1004DD            CD JUKEBOX - Three (3) NEC MultiSpin       NEC                           CDR-C302           $978
                  4xc drives

1004DE            Fax Modem Bank w/SW - Hayes enhanced       Hayes                         08-01356;          $1,162
                  8-port serial board, Hayes Accura 336      LAN Source                    08-02760;08-2760;
                  External Fax Modem, LANSource WINport/                                   WPFPUNL
                  FAXport NT Combo

1004DF            External 33.6Kbps Fax Modem V.34           Hayes                         08-02760           $102

1004DG            PCI Network Adapter 10/100 Mbps            SMC                           9432TX             $69

1004DH            PC Card Reader - (PCMCIA) Front            1) SCM                        1) SBI-02P         $69
                  Accessible                                 2) Greystone                  2) QS-320



                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

1004 BL           2004BK        $4,711           30004BK       $4,475         4004BK          $4,252         5004BK        $4,039



UPGRADES -
HARD DRIVES

1004BM            2004BL        $227             3004BL        $216           4004BL          $205           5004BL        $195




1004BN            2004BM        $564             3004BM        $536           4004BM          $509           5004BM        $484



1004BP            2004BN        $793             3004BN        $754           4004BN          $716           5004BN        $680



ACCESSORIES

1004BQ            2004BO        $1,316           3004BO        $1,250         4004BO          $1,188         5004BO        $1,129


1004BR            2004BP        $675             3004BP        $642           4004BP          $610           5004BP        $579


1004BS

1004BT            2004BR        $1,251           3004BR        $1,188         4004BR          $1,129         5004BR        $1,072

1004BU            2004BS        $52              3004BS        $50            4004BS          $47            5004BS        $45


1004BV            2004BT        $61              3004BT        $58            4004BT          $55            5004BT        $52


PERIPHERALS

1004DA            2004DA        $766             3004DA        $728           4004DA          $691           5004DA        $657


1004DB            2004DB        $303             3004DB        $288           4004DB          $274           5004DB        $260

1004DC            2004DC        $136             3004DC        $129           4004DC          $123           5004DC        $117

1004DD            2004DD        $929             3004DD        $883           4004DD          $838           5004DD        $797


1004DE            2004DE        $1,104           3004DE        $1,049         4004DE          $996           5004DE        $946




1004DF            2004DF        $97              3004DF        $92            4004DF          $87            5004DF        $83

1004DG            2004DG        $66              3004DG        $62            4004DG          $59            5004DG        $56

1004DH            2004DH        $66              3004DH        $62            4004DH          $59            5004DH        $56



                                                                       97-D-0001
                                                         Section B Page 37 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0004 SERVER SYSTEM
International Data Products


                                                                                                              BASE YEAR
SLIN                OFFEROR DESCRIPTION                       OEM                       OEM #                  UNIT PRICE
------------------  ------------------------------------      ------------------------  ---------------------  -------------------

                                                              1) IDP                    1) 56w
1004DJ              Monitor, 15" Color - up to 1280x 1024     2) Goldstar               2) 56i                 $270

                    CD ROM, 24X Internet IDE - UIC (User      1) Goldstar               1) CRD-8240B
1004DK              Installed Component)                      2) Toshiba                2) XM-6102B            $93

SOFTWARE -
SERVER
                                                              Microsoft (Select
1004FB              Windows NT Server V4.0 License Only       Distribution)             2273275V40VL           $499

                    Windows NT Server V4.0 License Media      Microsoft (Select
1004FC              and documentation                         Distribution)             2273275V40VL           $505

                    Exchange Enterprise Server V1.x License
1004FF              Only                                      Microsoft                 395-00595              $557

                    Exchange Enterprise Server V1.x License,
1004FG              Media and Documentation                   Microsoft                 395-00595              $564

SOFTWARE -          NETWORK ADMINISTRATION SW (Elements
NETWORK ADMIN       not included in Windows NT Server v4.0

                    Network Administration Software
1004FJ              Utilities; License Only                                                                    $151

                    Antivirus SW - Eliashim VirusSafe NT     Eliashim                   VirusSafeNT
                    Inventory SW - Conergy v1.0              Tally Systems              CYUS-PX

SOFTWARE - DA
1004FK              MS Professional 97 License Only          Microsoft                  353-00220              $210

                    MS Professional 97 License, Media and
1004FL              Documentation                            Microsoft                  353-00220              $217

SOFTWARE -           Microsoft Windows NT Server NOS Client
LICENSES            Access Licenses

1004FM              Windows NT Client Access License Only    Microsoft                  2272075V40VL           $19

                    Windows NT Client Access License, Media
1004FN              and Documentation                        Microsoft                  2272075V40VL           $24

                    Microsoft Exchange Server Client Access
                    Licenses

1004FP              Exchange Client Access License Only      Microsoft                  381-00465              $50

                    Exchange Client Access License, Media
1004FQ              and Documentation                        Microsoft                  381-00465              $57



                 OY1           OY1 UNIT       OY2         OY2 UNIT       OY3         OY3 UNIT        OY4         OY4 UNIT
SLIN             SLIN          PRICE          SLIN        PRICE          SLIN        PRICE           SLIN        PRICE
---------------  ------------  -------------  ----------  -------------  ----------  --------------  ----------  ---------

1004DJ           2004DI        $257           3004DI      $244           4004DI      $232            5004DI      $220

1004DK           2004DJ        $88            3004DJ      $84            4004DJ      $80             5004DJ      $76

1004FB           2004FB        $474           3004FB      $450           4004FB      $428            5004FB      $407

1004FC           2004FC        $480           3004FC      $456           4004FC      $433            5004FC      $412

1004FF           2004FF        $529           3004FF      $503           4004FF      $478            5004FF      $454

1004FG           2004FG        $536           3004FG      $509           4004FG      $484            5004FG      $460

1004FJ           2004FJ        $144           3004FJ      $137           4004FJ      $130            5004FJ      $123

1004FK           2004FK        $200           3004FK      $190           4004FK      $180            5004FK      $171

1004FL           2004FL        $206           3004FL      $195           4004FL      $186            5004FL      $176

1004FM           2004FM        $18            3004FM      $17            4004FM      $17             5004FM      $16

1004FN           2004FN        $23            3004FN      $22            4004FN      $21             5004FN      $20

1004FP           2004FP        $47            3004FP      $45            4004FP      $43             5004FP      $41

1004FQ           2004FQ        $54            3004FQ      $51            4004FQ      $49             5004FQ      $46


                                                                      97-D-0001
                                                        Section B Page 38 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0004 SERVER SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

                  Upgrade of MS NT Server NOS with fixed
                  node licensee

1004GA            NT Server v4.0 + 5 clients License,        Microsoft                     2273275V40VL-5     $532
                  Media and documentation

1004GB            NT Server v4.0 + 10 clients License,       Microsoft                     2273275V40VL-10    $638
                  Media and documentation

1004GC            NT Server v4.0 + 25 clients License,       Microsoft                     2273275V40VL-25    $867
                  Media and documentation

1004GD            NT Server v4.0 + 50 clients License,       Microsoft                     2273275V40VL-50    $1,249
                  Media and documentation

1004GE            NT Server v4.0 + 100 clients License,      Microsoft                     2273275V40VL-100   $2,014
                  Media and documentation

1004GF            NT Server v4.0 + 250 clients License,      Microsoft                     2273275V40VL-250   $4,307
                  Media and documentation

1004GG            NT Server v4.0 + 500 clients License,      Microsoft                     2273275V40VL-500   $8,129
                  Media and documentation

1004GH            NT Server v4.0 + 1000 clients License,     Microsoft                     2273275V40VL-1000  $15,775
                  Media and documentation

1004GK            Competitive Trade in of 5 user NOS for     Microsoft                     2273275V40VL-5     $514
                  5 per-node + 1 server software

1004GL            Competitive Trade in of 10 user NOS for    Microsoft                     2273275V40VL-10    $576
                  5 per-node + 1 server software

1004GM            Competitive Trade in of 25 user NOS for    Microsoft                     2273275V40VL-25    $758
                  5 per-node + 1 server software

1004GN            Competitive Trade in of 50 user NOS for    Microsoft                     2273275V40VL-50    $1,062
                  5 per-node + 1 server software

1004GP            Competitive Trade in of 100 user NOS for   Microsoft                     2273275V40VL-100   $1,671
                  5 per-node + 1 server software


                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------




1004GA            2004GA        $505             3004GA        $480           4004GA          $456           5004GA        $433


1004GB            2004GB        $606             3004GB        $576           4004GB          $547           5004GB        $520


1004GC            2004GC        $824             3004GC        $783           4004GC          $743           5004GC        $706


1004GD            2004GD        $1,187           3004GD        $1,128         4004GD          $1,071         5004GD        $1,018


1004GE            2004GE        $1,913           3004GE        $1,817         4004GE          $1,727         5004GE        $1,640


1004GF            2004GF        $4,092           3004GF        $3,887         4004GF          $3,693         5004GF        $3,508


1004GG            2004GG        $7,723           3004GG        $7,337         4004GG          $6,970         5004GG        $6,621


1004GH            2004GH        $14,986          3000GH        $14,237        4004GH          $13,525        5004GH        $12,848


1004GK            2004GK        $469             3004GK        $464           4004GK          $441           5004GK        $419


1004GL            2004GL        $548             3004GL        $520           4004GL          $494           5004GL        $469


1004GM            2004GM        $720             3004GM        $684           4004GM          $650           5004GM        $618


1004GN            2004GN        $1,009           3004GN        $959           4004GN          $911           5004GN        $865


1004GP            2004GP        $1,588           3004GP        $1,508         4004GP          $1,433         5004GP        $1,361


                                                                      97-D-0001
                                                        Section B Page 39 of 46
TABLE
PART 1-THE SCHEDULE, SECTION B-SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0094 SERVER SYSTEM
International Data Products


                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------
1004GQ            Competitive Trade in of 250 user NOS       Microsoft                     2273275V40VL-250       $3,498
                  for 5 per-node+1 server software

1004GR            Competitive Trade in of 500 user NOS       Microsoft                     2273275V40VL-500       $6,542
                  for 5 per-node+1 server software

1004GS            Competitive Trade in of 1000 user NOS      Microsoft                     2273275V40VL-1000     $12,631
                  for 5 per-node+1 server software

SOFTWARE-OPEN     Software Open Systems Environment
SYSTEMS           software (UNIX)
ENVIRONMENT

1004HA            MS Office Professional v4.3 License        Microsoft                     269-055V43VL             $124
                  and Documentation

1004HB            MS Office Professional v4.3 License Only   Microsoft                     269-055V43VL             $122

1004HC            MS Office Professional v4.3 License with   Microsoft
                                                                                           269-055V43VL             $126
                  CD media and on-line documentation

1004HD            MS Office Professional v4.3 License and    Microsoft                     269-055V43VL             $125
                  Media

UNIX Operating
System

1004HE            Open Server Release 5 Enterprise System    SCO; Lynnsoft, Microsoft      SOF0824,SOF0461,       $1,003
                  Lynnsoft PC Card software v1.0; SCO                                      050-050V31VL
                  Merge; Microsoft Windows 3.11; Licenses
                  and Documentation

1004HF            Open Server Release 5 Enterprise System;   SCO; Lynnsoft, Microsoft      SOF0824,SOF0461,         $995
                  Lynnsoft PC Card software v1.0; SCO Merge;                               050-050V31VL
                  Microsoft Windows 3.11; Licenses Only

1004HG            Open Server Release 5 Enterprise System;   SCO; Lynnsoft, Microsoft      SOF0824,SOF0461,       $1,040
                  Lynnsoft PC Card software v1.0; SCO Merge;                               050-050V31VL
                  Microsoft Windows 3.11; Licenses with
                  Documentation and Media

1004HH            Open Server Release 5 Enterprise System;   SCO; Lynnsoft, Microsoft      SOF0824,SOF0461,       $1,031
                  Lynnsoft PC Card software v1.0; SCO Merge;                               050-050V31VL
                  Microsoft Windows 3.11; Licenses and Media

1004HJ            SCO Retix 2.1 Lan Transport License and    SCO                           SOF0692                  $168
                  online documentation

1004HK            SCO Retix 2.1 Lan Transport License Only   SCO                           SOF0692                  $168

1004HL            SCO Retix 2.1 Lan Transport, License,      SCO                           SOF0693                  $184
                  Duel Media and online documentation


                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1004GQ            2004GQ         $3,323        3004GQ            $3,157       4004GQ         $2,999          5004GQ          $2,849

1004GR            2004GR         $6,215        3004GR            $5,905       4004GR         $5,609          5004GR          $5,329

1004GS            2004GS        $12,000        3004GS           $11,400       4004GS        $10,830          5004GS         $10,288

1004HA            2004HA           $118        3004HA              $112       4004HA           $106          5004HA            $101

1004HB            2004HB           $116        3004HB              $110       4004HB           $105          5004HB             $99

1004HC            2004HC           $120        3004HC              $114       4004HC           $108          5004HC            $103

1004HD            2004HD           $119        3004HD              $113       4004HD           $107          5004HD            $102

1004HE            2004HE           $953        3004HE              $905       4004HE           $860          5004HE            $817

1004HF            2004HF           $945        3004HF              $898       4004HF           $853          5004HF            $811

1004HG            2004HG           $988        3004HG              $939       4004HG           $892          5004HG            $847

1004HH            2004HH           $979        3004HH              $930       4004HH           $884          5004HH            $840

1004HJ            2004HJ           $159        3004HJ              $151       4004HJ           $144          5004HJ            $137

1004HK            2004HK           $159        3004HK              $151       4004HK           $144          5004HK            $137

1004HL            2004HL           $175        3004HL              $166       4004HL           $158          5004HL            $150


                                                                       97-D-0001
                                                         Section B Page 40 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0004 SERVER SYSTEM
International Data Products


                                                                                                              BASE YEAR
SLIN                OFFEROR DESCRIPTION                       OEM                       OEM #                  UNIT PRICE
------------------  ------------------------------------      ------------------------  ---------------------  -------------------

                    SCO Relix 2.1 LAN Transport Licenses
1004HM              and Dual Media                            SCO                       SOF0893                $184

                    Sybase SQL RDBMS SW License and
1004HN              documentation (client version)            Sybase                    14660                   $70

                    Sybase SQL RDBMS SW License Only
1004HP              (client version)                          Sybase                    14660                   $68

                    Sybase SQL RDBMS SW License, media
1004HQ              and documentation (client version)        Sybase                    14660                   $77

                    Sybase SQL RDBMS SW License and media
1004HR              (client version)                          Sybase                    14660                   $74

                    Sybase SQL RDBMS SW License and
1004HS              documentation (server version)            Sybase                    91070                  $107

                    Sybase SQL RDMS SW License Only (server
1004HT              version)                                  Sybase                    91070                  $105

                    Sybase SQL RDBMS SW License, media and
1004HU              documentation (server version)            Sybase                    91070                  $107

                    Sybase SQL RDBMS SW License and media
1004HV              (server version)                          Sybase                    91070                  $105



                 OY1           OY1 UNIT       OY2         OY2 UNIT       OY3         OY3 UNIT        OY4         OY4 UNIT
SLIN             SLIN          PRICE          SLIN        PRICE          SLIN        PRICE           SLIN        PRICE
---------------  ------------  -------------  ----------  -------------  ----------  --------------  ----------  ---------

1004HM           2004HM        $175           3004HM      $166           4004HM      $158            5004HM      $150

1004HN           2004HN         $67           3004HN       $63           4004HN       $60            5004HN       $57

1004HP           2004HP         $65           3004HP       $61           4004HP       $58            5004HP       $55

1004HQ           2004HQ         $73           3004HQ       $70           4004HQ       $66            5004HQ       $63

1004HR           2004HR         $70           3004HR       $67           4004HR       $64            5004HR       $60

1004HS           2004HS        $101           3004HS       $96           4004HS       $92            5004HS       $87

1004HT           2004HT         $99           3004HT       $94           4004HT       $90            5004HT       $85

1004HU           32004HU       $101           3004HU       $96           4004HR       $92            5004HU       $87

1004HV           2004HV         $99           3003HV       $94           4004HV       $90            5004HV       $85

                                                                      97-D-0001
                                                        Section B Page 41 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0005 SERVER SYSTEM
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

PRINTER

1005AA            Printer, Impact, Accel 344, 24-pin         Advanced Metrix Technology    ATM340-344         $372

1005AB            RESERVED                                   RESERVED                      RESERVED

1005AC            Adapter Plug, Europe and Italy             IDP                           NW-1WPHS           $2

1005AD            Adapter Plug, Great Britain                IDP                           NW-5WPHS           $2

1005AE            Printer, Portable, HP DeskJet 340          Hewlett Packard               C2655A             $348

                  Included with Portable Printer:

                  Rechargeable Battery                       IDP                           PTA0076

                  Battery Recharger                          Hewlett Packard               C3004A

                  Carrying Case for Portable Printer         IDP                           PTA0097

1005AF            Color Option Kit, for HP DeskJet 340       Hewlett Packard               C3280A             $29

1005AG            Battery, Portable Printer                  IDP                           PTA0076            $21

1005AH            Printer, Color, HP DeskJet 692C            Hewlett Packard               C4582A             $290

1005AJ            Lexmark Optra S 1250 Laser Printer,        Lexmark                       43J1000            $972
                  12ppm w/4MB RAM

1005AK            4MB Memory Upgrade for Lexmark Printers,   Smart Modular                 SM532013001X4G7    $64
                  SLINS 1005AJ amd 1005AL

1005AL            Lexmark Optra S 1650N Network Laser        Lexmark                       43J2038            $1,486
                  Printer, 16 ppm w/8MB RAM and Ethernet
                  10BaseT Network Adapter

1005AM            8MB Memory Upgrade for Lexmark Printers,   Smart Modular                 SM532923001X4S6    $110
                  SLINS 1005AJ and 1005AL

1005AN            Lexmark Optra SC 1275N Color Laser         Lexmark                       11C0201            $4,211
                  Printer, 12 ppm w/32MB RAM and Ethernet
                  100 Base TX/10 Base T Network Adapter

                                                                      97-D-0001
                                                        Section B Page 42 of 46

                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

PRINTER

1005AA            2005AA        $353             3005AA        $336           4005AA          $319           5005AA        $303

1005AB            2005AB                         3005AB                       4005AB                         5005AB

1005AC            2005AC        $2               3005AC        $2             4005AC          $2             5005AC        $2

1005AD            2005AD        $2               3005AD        $2             4005AD          $2             5005AD        $2

1005AE            2005AE        $330             3005AE        $314           4005AE          $298           5005AE        $283





1005AF            2005AF        $28              3005AF        $27            4005AF          $25            5005AF        $24

1005AG            2005AG        $20              3005AG        $19            4005AG          $18            5005AG        $17

1005AH            2005AH        $275             3005AH        $261           4005AH          $248           5005AH        $236

1005AJ            2005AJ        $923             3005AJ        $877           4005AJ          $833           5005AJ        $792


1005AK            2005AK        $61              3005AK        $58            4005AK          $55            5005AK        $52


1005AL            2005AL        $1,412           3005AL        $1,341         4005AL          $1,274         5005AL        $1,210



1005AM            2005AM        $104             3005AM        $99            4005AM          $94            5005AM        $89


1005AN            2005AN        $4,000           3005AN        $3,800         4005AN          $3,610         5005AN        $3,430




                                                                       97-D-0001
                                                         Section B Page 42 of 46
TABLE D
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0007
International Data Products


                                                                                                              BASE YEAR
SLIN                OFFEROR DESCRIPTION                       OEM                       OEM #                  UNIT PRICE
------------------  ------------------------------------      ------------------------  ---------------------  -------------------

                    "Peripherals for these CLIN 7 systems
                    may be found in CLINS 1-4 of this
                    contract. Please contact your IDP sales
                    representative for configuration
                    suggestions.

ADVANCED
TRAVELER'S          One version of the IDP 575 Series
NOTEBOOK            Modular Notebook is available for order
                    as follows:
                    IDP 575 Series Notebook, 13.3" Active
                    Matrix TFT Screen, Intel Pentium 233
                    MMX mobile PU, 64MB of SO DIMM EDO
                    Memory, 3GB Hard Drive, Windows NT and
1007AA              Office 97                                                                                      $3,510
                    Motherboard 575, 64-bit PCI Local Bus
                    Graphics w/2MB video display DRAM, and
                    Xing MPEG-1, PC Card Type IV slots, 512K
                    sync burst cache
                    One ECP/EPP 25-pin parallel port. One
                    UART 16C550 9-pin serial port. One
                    universal serial bus (USB) port. NTSC/PAL
                    TV out jack, HP SIR, wDA and ASKIR
                    inframed port, 16-bit audio FM synthesizer/
                    Wave table support with built-in
                    speaker/headphone, microphone, and line-in
                    jacks. Windows sound system and SoundBlaster
                    compatible.
                    Floppy Drive, 3.5", Removable
                    CD ROM Drive, 20X, Removable
                    Pointing Device, Touchpad
                    Lithium Ion Battery
                    S6.6 Kbps Modem                           Smart Modular             ST5614DFNAMSR
                    A/C Adaptor, IDP 575
                    Carrying Case, Soft
                    Adaptor Plug, Europe and Italy
                    Adaptor Plug, Great Britain
                    Intel Pentium 233 MHz MMX Processor
                    (Mobile Version)                          Intel                     TT8050366233
                    Display, 3.3" TFT XGA LCD screen
                    64MB total EDO RAM (16MB on board,                                  SM564028098NWG6
                    and one 32MB DMM)                         Smart Modular             SM564043094NWG6
                                                              1) Toshiba                1) MK-3003MANN
                                                              1) IBM                    2) DLGA-23080
                    Hard drive, 3GB (with free upgrade to     3) Hitachi                3) DK226A-32
                    5.1GB when available)
                    Ethemet Combo Network Card - 10Mbps       SMC                       80208T
                    Xing MPEG 1 Software                      Xing                      LB8021
                    Microsoft Client License for NT NOS Host  Microsoft                 2272675V40VL
                    Microsoft Exchange Client (Email) S/W     Microsoft                 381-00465
                    & License
                    Office Professional 97 License, CD ROM
                    Based Media and On-Line Documentation     Microsoft                 353-00220

                    64MB SO DIMM EDO Memory Upgrade - FIC
                    Replaces 32MB DIMM module for a total
1007BA              of 96MB total RAM                         Smart Modular             SMC564088574N6AA             $493

                    32MB SO DIMM EDO Memory Upgrade -
1007BB              UIC. One 32MB DIMM.                       Smart Modular             SMC564088574N6AA             $295

                    64MB SO DIMM EDO Memory Upgrade -
107BC               UIC. One 64MB DIMM.                       Smart Modular             SM564088094NWG6        $788



                 OY1           OY1 UNIT       OY2         OY2 UNIT       OY3         OY3 UNIT        OY4         OY4 UNIT
SLIN             SLIN          PRICE          SLIN        PRICE          SLIN        PRICE           SLIN        PRICE
---------------  ------------  -------------  ----------  -------------  ----------  --------------  ----------  ---------

1007AA           2007AA        $3,335         3007AA      $3,168         4007AA      $3,009          5007AA      $2,859

1007BA           2007BA          $468         3007BA        $445         4007BA        $423          5007BA        $402

1007BB           2007BB          $280         3007BB        $266         4007BB        $253          5007BB        $240

1007BC           2007BC          $749         3007BC        $711         4007BC        $676          5007BC        $642

                                                                      97-D-0001
                                                        Section B Page 43 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0007
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------

1007BD            SMC 10/100Mbs Card Bus Network Card        SMC                           8032DT             $0
                  (FIC) (10/100 network card is a
                  substitution for the 10/10 Mbps card
                  in the notebook)

SINGLE
PENTIUM II
COMPUTERS

1007AB            IDP 750 Series Desktop, Intel Pentium II                                                    $3,010
                  300, with Diamond AGP video card, 64MB
                  of SDRAM DIMM Modules, 8GB EIDE Hard
                  Drive, Windows NT

                  Single Pentium II Motherboard, Intel
                  440LX Chipsel, 2 serial ports, 2
                  parallel ports, Ultra DMA/33 EIDE
                  controller, 2 USB connectors, up to
                  4EIDE devices, 3PCI/1ISA/1 Shared slots
                  (5 usable slots) PS/2 connector. Supports
                  one Pentium II processor. 3 memory total
                  memory slots with one remaining. Maximum
                  memory expandable to 384MB.                Intel                         BEAL3UM
                  On-board SoundBlaster compatible 16-bit
                  audio system featuring Yamaha OPL3-SA
                  audio chipsel
                  Intel AL440LX Motherboard                  Intel                         BEAL3UM
                  Total 64MB SDRAM (2) 32MB SDRAM DIMM       Smart Modular                 SM564044074N6AA
                  Modules (1) CPU, Pentium II 300 Mhz,       Intel                         1) 8055P300512
                  with 512K cache
                  6.4GB EIDE Hard Drive                      1) Western Digital            1) AC36400
                                                             2) Seagate                    2) ST36451A
                  Floppy Drive (3.5") 1.44MB                 1) Sony                       1) MPF-920
                                                             2) Alps                       2) OF334H911A
                                                             3) Teac                       3) FD-235HF
                  4MB SGRAM AGP Video Card                   Diamond                       Fire 1400 Pro/A-OEM
                  PC Card Reader (PCMCIA) Front Accessible   1) SCM                        1) SBI-D2P
                                                             2) Greystone                  2)GS-320
                  PCI Network Adapter 10 Base T/10 Base 2,   SMC                           8432BTA
                  w/RJ45, BNC and AUI connectors
                  Monitor, 17" 0.26mm Color - up to          1) Goldstar                   1) 7B
                  1280x1024
                  CD ROM, 24x IDE                            1) Goldstar                   1) CRD-8240B
                                                             2) Toshiba                    2) XM-6102B
                  (2) Speakers 12 watts                      1) JAZZ                       1) J-340
                                                             2) JBL                        2) Media 100
                                                             3) JBL                        3) Media 2V2
                  Microphone                                 Quickshot                     W5838-B
                  Windows 95 Keyboard                        IDP                           SKR-1104ICPS
                  PS/2/Serial Mouse                          IDP                           SMF-24981
                  Microsoft Client License for NT NOS Host   Microsoft                     2272075V40VL
                  Microsoft Exchange Client (Email) S/W      Microsoft                     381-00465
                  & License
                  Office Professional 97 License, CD ROM     Microsoft                     353-00220
                  Based Media and On-Line Documentation
                  Adapter Plug, Europe and Italy             IDP                           NW-1WPHS
                  Adapter Plug, Great Britain                IDP                           NW-5WPHS

1007BE            32MB Memory Upgrade SDRAM DIMM Module-     Smart Modular                 SMC564048074N6AA   $203
                  FIC For SLIN 1007AB

1007BF            32MB Memory Upgrade SDRAM DIMM Module-     Smart Modular                 SMC564044074N6AA   $203
                  UIC For SLIN 1007AB

1007BG            64MB Memory Upgrade SDRAM DIMM Module-     Smart Modular                 SMC564088574N6AA   $464
                  FIC For SLIN 1007AB





                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------

1007BD            2007BD        $0               3007BD        $0             4007BD          $0             5007BD        $0




SINGLE
PENTIUM II
COMPUTERS

1007AB            2007AB        $2,860           3007AB        $2,717         4007AB          $2,581         5007AB        $2,452







1007BE            2007BE        $193             3007BE        $183           4007BE          $174           5007BE        $165


1007BF            2007BF        $193             3007BF        $183           4007BF          $174           5007BF        $165


1007BG            2007BG        $441             3007BG        $419           4007BG          $398           5007BG        $378


                                                                      97-D-0001
                                                        Section B Page 44 of 46
TABLE
PART 1 - THE SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP V
CLIN 0007
International Data Products

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------
1007BH            64MB Memory Upgrade SDRAM DIMM Module -    Smart Modular                 SMC5640088574N6AA  $464
                  UIC. For SLIN 1007AB

1007BJ            Video Upgrade - FIC (Factory Installed     Diamond                       FIRE1800PRO/A-OEM  $67
                  Component) For SLIN 1907AB; Diamond 8MB
                  SGRAM AGP Video card - replaces Diamond
                  4MB SGRAM AGP Video Card at factory

1007BK            Video Upgrade - UIC (User Installed        Diamond                       FIRE1800PRO/A-OEM  $227
                  Component); Diamond 8MB SGRAM AGP Video
                  Card

1007BL            PCI 10/100Mbps network adapter w/RJ45      SMC                           9432TX             $0
                  connector (FIC) (10/100 network card is
                  a substitution for the 10/10 Mbps card
                  in the workstation)

ADVANCED IDP      Four IDP NT Qued Capable Servers with
SERVER            Dual Pentium Pro 200 MHz, 512K Cache
                  available summarized as follows:
                  Features common to all four IDP Quad
                  Pentium Pro Servers as follows:

                  (2) Intel Pentium PRO 200MHz 512k cache    Intal                         PPRO200512
                  Quad Pentium Pro Motherboard, 2 serial     Seagate                       ST34572WC
                  ports, 2 parallel port, Dual Channel PCI
                  IDE, 2 USB connections, up to 4EIDE
                  devices, 6 PCI/4 EISA slots (9 usable slots)
                  PS/2 connector. Two on-board Fast Wide
                  (20MB/sec) Fast-20 (40MB/sec) SCSI
                  Controllers (Adaptec 7860). Supports
                  up to four Pentium Pro processors. Memory
                  expandable to 2GB and 16 memory slots.
                  (5) 4.55GB Ultra SCSI Wide (SCA) Hard
                  Drive

                  PCI 10/100Mbps network adapter             SMC                           9432TX
                  w/RJ45 connector

                  PCI Network Adapter 10 Base T/10           SMC                           8432BTA
                  Base 2, w/RJ45, BNC and AUI connectors

                  PS/2 Win95 104-key Keyboard                IDP

                  PS/2/Serial Mouse                          IDP                           SMF-24981

                  CD ROM 24x Internal IDE                    1) Goldstar                   1)CRD-82480
                                                             2) Toshiba                    2) XM-61028

                  Monitor, 15" Color - up to 1280x1024       1) Goldstar                   1) 56w
                                                             2) IDP                        2) 56i

                  Adapter Plug, Europe and Italy             IDP                           NW-1WPHS

                  Adapter Plug, Great Britain                IDP                           NW-5WPHS

                  HP Openview Professional Suite V 1.02      Hewlett Packard               D4939A#ABA

1007AC            INTEL AP 450GX Small Server by IDP         IDP                           ALPCD200512C       $16,561
                  configured as follows:
                  (supports up to Quad Pentium PRO
                  processors) NT Server v4.0
                                                             1) Smart Modular              SM532324004X6S6    $16,561
                  Memory, 512MB EDO RAM ((4) 128 MB          2) Advantage                  A3236-16X4-56T
                  SIMMs)
                  BGB, DAT Tape Back Up Unit                 Seagate                       STD28000N
                  Windows NT Server 4.0 License              Microsoft (Select             2273275V40VL
                                                             Distribution)
                  Windows NT Server 4.0 CD-ROM Media         Microsoft (Select
                  with Online Documentation                  Distribution)
                  Client Access License for Windows          Microsoft (Select
                  NT Server is included in IDP Workstation.  Distribution)
                  Client AccessLicense for Windows NT        Microsoft (Select
                  Server is included in IDP Workstation.     Distribution)
                  Arcserve 6.5 for Windows NT Server         Cheyenne                      NTFFAR650SEW
                  (S/S Edition)


                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1007BH            2007BH        $441             3007BH        $419           4007BH          $398           5007BH        $378

1007BJ            2007BJ        $64              3007BJ        $60            4007BJ          $57            5007BJ        $55

1007BK            2007BK        $216             3007BK        $205           4007BK          $195           5007BK        $185

1007BL            2007BL        $0               3007BL        $0             4007BL          $0             5007BL        $0

1007AC            2007AC        $16,230          3007AC        $15,743        4007AC          $14,956        5007AC        $14,208

                                                                      97-D-0001
                                                        Section B Page 45 of 46
TABLE B
PART               SCHEDULE, SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
DESKTOP
CLIN0007
INTERNATIONAL DATA PRODUCTS

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------
1007AD            INTEL AP450GX Medium Server by IDP         IDP                           ALPCD200512C       $21,404
                  configured as follows:
                  (supports up to Quad Pentium PRO
                  processors) NT Server v4.0
                                                             1) Smart Modular              SM532324004X656
                  Memory, 512MB EDO RAM ((4) 126 MB SIMMs)   2) Advantage                  A3236-16X4-66T
                  HP Surestore 144GB DAT, 6 TAPE Juke        Hewlett Packard               24X6E
                  Box Autoloader
                  RAID Controller                            IDP                           CRX-CTR2AU
                  Windows NT Server 4.0 License              Microsoft (Select             2273275V40VL
                                                             Distribution
                  Windows NT Server 4.0 CD-ROM Media with    Microsoft (Select
                  Online Documentation                       Distribution)
                  Client AccessLicense for Windows NT        Microsoft (Select
                  Server is included in IDP Workstation      Distribution
                  Arcserve 6.5 for Windows NT Server         Cheyenne                      NTFAR650SEW
                  (S/S Edition)

1007AE            INTEL AP450GX Large Server by IDP                                        ALPCD200512C       $34,900
                  configured as follows:
                  (supports up to Quad Pentium PRO
                  processors) NT Server v4.0
                                                             1) Smart Modular              SM532324004X6S6
                  Memory, 1GB EDO ((8) 128MB SIMMs)          2) Advantage                  A3236-16X4-66T
                  8MM 220/440GB Tape Library                 Exabyte                       935404-255
                  RAID Controller                            IDP                           CRX-CTR2AU
                  Windows NT Server 4.0 License              Microsoft (Select             2273275V40VL
                                                             Distribution)

                  Windows NT Server 4.0 CD-ROM Media with    Microsoft (Select
                  Online Documentation                       Distribution

                  Client AccessLicense for Windows NT        Microsoft (Select
                  Server is included in IDP Workstation.     Distribution
                  Arcserve 6.5 for Windows NT Server         Cheyenne                      NTFFAR650SEW
                  (S/S Edition)

1007AF            INTEL AP450GX Large Server by IDP          IDP                           ALPCD200512C       $27,350
                  configured as follows:
                  (supports up to Quad Pentium PRO
                  processors) SCO OpenServer Enterprise
                  with 512-use client license
                                                             1) Smart Modular              SM532324004X6S6
                  Memory, 1GB EDO expandable to 2GB          2) Advantage                  A3236-16X4-66T
                  ((8) 128MB SIMMs)
                  8MM 220/440GB Tape Library                 Exabyte                       935404-255
                  RAID Controller                            IDP                           CRX-CTR2AU
                  SCO Openserver Enterprise Server           SCO                           SA261-UX74-50
                  R5.04 5-user CD
                  SCO Openserver Enterprise 512-User         SCO                           UX261-0512-5.0
                  License Pack

1007BM            Reserved
1007BN            Reserved
1007BP            Reserved
1007BQ            Reserved

1007BR            Processor Upgrade - Intel Dual Processor   Intel                         PALCPA2X200512     $3,473
                  Module with 2 Pentium Pro 200Mhz 512K
                  Cache Processors - FIC (Factory Installed
                  Component) For SLINS 1007AC - 1007AF
1007BS            Reserved

1007BT            1400 VA Smart UPS with PowerChute Plus     APC                           SU1400NET          $616
                  Software
1007BU            2200 Smart UPS with Powerchute Plus        APC                           SU2200NET          $884
                  software



                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1007AD            2007AD        $20,976          3007AD        $20,347        4007AD          $19,329        5007AD        $18,363

1007AE            2007AE        $34,202          3007AE        $33,176        4007AE          $31,517        5007AE        $29,941

1007AF            2007AF        $26,803          3007AF        $25,999        4007AF          $24,699        5007AF        $23,464

1007BR            2007BR        $3,299           3007BR        $3,134         4007BR          $2,978         5007BR        $2,829

1007BT            2007BT        $585             3007BT        $556           4007BT          $528           5007BT        $502

1007BU            2007BU        $840             3007BU        $798           4007BU          $758           5007BU        $720


                                                                      97-D-0001
                                                        Section B Page 46 of 46

                                                                                                              BASE YEAR
SLIN              OFFEROR DESCRIPTION                        OEM                           OEM #              UNIT PRICE
----------------  -----------------------------------------  ----------------------------  -----------------  ---------------
                                                             1) Seagate                    1) ST19171WC
1007BV            9.0GB SCSI SCA Hard drive (FIC)            2) Seagate                    2) ST39173WC       $735
                                                             1) Seagate                    1) ST1182731WC
1007BW            19.0GB SCSI SCA Hard drive (FIC)           2) IBM                        2) 59H6595         $1,874




                                OY1 UNIT         OY2           OY2 UNIT       OY3             OY3 UNIT       OY4           OY4 UNIT
SLIN              OY1 SLIN      PRICE            SLIN          PRICE          SLIN            PRICE          SLIN          PRICE
----------------  ------------  ---------------  ------------  -------------  --------------  -------------  ------------  --------
1007BV            2007BV        $696             3007BV        $663           4007BV          $630           5007BV        $599

1007BW            2007BW        $1,780           3007BW        $1,691         4007BW          $1,607         5007BW        $1,526
